UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2022

Date of reporting period: September 30, 2022

ITEM 1. REPORTS TO STOCKHOLDERS.

SEP    09.30.22

ANNUAL REPORT

AB LIMITED DURATION HIGH INCOME PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Limited Duration High Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 1

ANNUAL REPORT

November 11, 2022

This report provides management’s discussion of fund performance for the AB Limited Duration High Income Portfolio for the annual reporting period ended September 30, 2022.

The Fund’s investment objective is to seek the highest level of income that is available without assuming what the Adviser considers to be undue risk to principal.

NAV RETURNS AS OF SEPTEMBER 30, 2022 (unaudited)

	6 Months	12 Months

AB LIMITED DURATION HIGH INCOME PORTFOLIO

Class A Shares	-8.52%	-11.98%

Class C Shares	-8.88%	-12.66%

Advisor Class Shares[1]	-8.43%	-11.78%

Bloomberg Global High Yield 1-5 Year Index (USD hedged)	-7.79%	-12.17%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Global High Yield 1-5 Year Index (USD hedged), for the six- and 12-month periods ended September 30, 2022.

During the 12-month period, all share classes except Class C outperformed the benchmark, before sales charges. Industry allocation was the primary contributor, relative to the benchmark, mostly from an underweight to real estate investment trusts (“REITs”), exposure to collateralized loan obligations and US Treasuries, and underweights to banking and sovereigns that were partially offset by exposure to commercial mortgage-backed securities. Security selection also contributed, from selection in REITs, basic industry, media, telecommunications and finance–other that were partially offset by losses within services, sovereigns and consumer cyclical–other. Yield-curve positioning in the US detracted, mostly from underweights to the six-month and two-year parts of the curve and overweights to the 10- to 30-year parts of the curve. An underweight to the eurozone also detracted at the country level.

During the six-month period, all share classes underperformed the benchmark, before sales charges. Yield-curve positioning in the US was the

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largest detractor, from overweights to the five- to 10-year parts of the curve that were partially offset by gains from an underweight to the two-year part of the curve. Security selection also hampered results, mainly as selection within sovereigns, technology, services and consumer cyclical–other outweighed gains from selection within REITs, media, entertainment and retailers. Industry allocation contributed, mostly from exposure to credit risk-transfer securities and US Treasuries, and an underweight to REITs that added more than offset losses from an overweight to banking and an underweight to energy. At the country level, an underweight to the UK and an overweight to the US contributed.

During both periods, the Fund utilized treasury futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure. Credit default swaps were used to effectively obtain high-yield credit/sector exposure.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended September 30, 2022, fixed-income government bond market yields increased rapidly, and bond prices fell in all developed markets. Most major central banks aggressively tightened monetary policy by raising short-term interest rates and ending bond purchases to combat high and persistent inflation. Developed-market government bonds fell the most in the UK and eurozone, and by the least in Japan. In credit risk sectors, securitized assets generally outperformed corporate bonds. Investment-grade corporate bonds trailed treasuries, underperforming in the US against US Treasuries, while outperforming in the eurozone relative to eurozone treasuries. High-yield corporate bonds trailed in the US versus US Treasuries while eurozone high yield outperformed eurozone treasuries. Investment-grade emerging-market corporate bonds slightly trailed developed-market corporates. Longer-maturity emerging-market sovereign bonds underperformed developed-market treasuries. Emerging-market local-currency bonds lagged as the US dollar advanced against almost all developed- and emerging-market currencies. Brent crude oil prices ended the period higher, even as prices fell sharply in the final quarter on global growth concerns and reduced demand.

The Fund’s Senior Investment Management Team (the “Team”) continues to utilize its high-quality strategy, which seeks attractive returns with less volatility than traditional high-yield approaches. The Team seeks to manage interest-rate risk by maintaining an average duration of less than four years. The Fund’s primary investments are high-yield corporate fixed-income securities from developed and emerging markets, particularly lower-rated, investment-grade and unrated-debt securities.

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INVESTMENT POLICIES

The Fund invests primarily in fixed-income securities, with an emphasis on corporate fixed-income securities rated below investment-grade (commonly known as “junk bonds”), unrated securities considered by the Adviser to be of comparable quality, and related derivatives. Under normal circumstances, the Fund will maintain a dollar-weighted average duration of less than four years, although it may invest in individual fixed-income securities with durations in excess of four years.

The Fund may also invest in investment-grade fixed-income securities, high-yield securities of governments and government-related issuers, loan participations and assignments and, to a lesser extent, equity securities and derivatives related to these instruments. The Fund will not invest more than 10% of its net assets in securities rated at or below Caa1 by Moody’s Investors Service, CCC+ by S&P Global Ratings or CCC by Fitch Ratings or the equivalent by any nationally recognized statistical rating organization (“NRSRO”), at the time of purchase. (For the purpose of this 10% limit, the Fund will rely on the highest rating from any NRSRO, and the notional amount of derivatives related to these instruments will be counted.)

The Fund invests on a global basis, including securities of issuers in both developed- and emerging-market countries. The Fund may invest in securities denominated in foreign currencies, although it expects to use hedging instruments frequently to attempt to limit the currency exposure resulting from such investments.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent, subject to the limits of applicable law. Derivatives may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure. For example, the Fund may use credit default and interest rate swaps to gain exposure to the fixed-income markets. In determining when and to what extent to enter into derivative transactions, the Adviser considers factors such as the risks and returns of these investments relative to direct investments and the costs of such transactions. Derivatives such as options and forwards may also be used for hedging purposes, including to hedge against interest-rate, credit market and currency fluctuations.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Global High Yield 1-5 Year Index (USD hedged) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Global High Yield 1-5 Year Index represents the performance of non-investment grade fixed-income securities in the US, developed and emerging markets with more than one year and less than five years remaining until maturity, hedged to the US dollar. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond, currency and commodity markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer, guarantor or counterparty may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory and other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Loan Participations and Assignments Risk: When the Fund purchases loan participations and assignments, it is subject to the credit risk associated with the underlying corporate borrower. In addition, the lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions

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DISCLOSURES AND RISKS (continued)

of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

9/30/2012 TO 9/30/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Limited Duration High Income Portfolio Class A shares (from 9/30/2012 to 9/30/2022) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			6.35%

1 Year	-11.98%	-15.72%

5 Years	0.66%	-0.21%

10 Years	2.34%	1.89%

CLASS C SHARES			5.82%

1 Year	-12.66%	-13.51%

5 Years	-0.12%	-0.12%

10 Years[2]	1.58%	1.58%

ADVISOR CLASS SHARES[3]			6.87%

1 Year	-11.78%	-11.78%

5 Years	0.89%	0.89%

10 Years	2.60%	2.60%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.02%, 1.77% and 0.77% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios, exclusive of expenses associated with acquired fund fees and expenses of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs, to 0.95%, 1.70% and 0.70% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2023. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2022.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-15.72%

5 Years	-0.21%

10 Years	1.89%

CLASS C SHARES

1 Year	-13.51%

5 Years	-0.12%

10 Years[1]	1.58%

ADVISOR CLASS SHARES[2]

1 Year	-11.78%

5 Years	0.89%

10 Years	2.60%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$914.80	$4.56	0.95%
Hypothetical**	$1,000	$1,020.31	$4.81	0.95%
Class C
Actual	$1,000	$911.20	$8.14	1.70%
Hypothetical**	$1,000	$1,016.55	$8.59	1.70%
Advisor Class
Actual	$1,000	$915.70	$3.36	0.70%
Hypothetical**	$1,000	$1,021.56	$3.55	0.70%
Class R
Actual	$1,000	$914.50	$3.79	0.79%
Hypothetical**	$1,000	$1,021.11	$4.00	0.79%
Class K
Actual	$1,000	$914.60	$3.70	0.77%
Hypothetical**	$1,000	$1,021.21	$3.90	0.77%
Class I
Actual	$1,000	$915.90	$3.36	0.70%
Hypothetical**	$1,000	$1,021.56	$3.55	0.70%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

September 30, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $317.9

1

All data are as of September 30, 2022. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2	“Other” represents less than 0.1% in Asset-Backed Securities and Preferred Stocks.

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PORTFOLIO OF INVESTMENTS

September 30, 2022

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 45.5%
Industrial – 39.4%
Basic – 2.9%
Ahlstrom-Munksjo Holding 3 Oy 3.625%, 02/04/2028(a)	EUR	310	$238,668
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028(a)	U.S.$	227	174,615
Cheever Escrow Issuer LLC 7.125%, 10/01/2027(a)		453	407,972
Cleveland-Cliffs, Inc. 6.75%, 03/15/2026(a)		294	289,199
Constellium SE 3.125%, 07/15/2029(a)	EUR	617	433,182
FMG Resources (August 2006) Pty Ltd. 5.125%, 05/15/2024(a)	U.S.$	632	618,671
Guala Closures SpA 3.25%, 06/15/2028(a)	EUR	716	555,008
Hecla Mining Co. 7.25%, 02/15/2028	U.S.$	298	277,158
INEOS Quattro Finance 1 PLC 3.75%, 07/15/2026(a)	EUR	300	226,389
INEOS Quattro Finance 2 PLC 2.50%, 01/15/2026(a)		257	206,954
3.375%, 01/15/2026(a)	U.S.$	1,073	893,863
INEOS Styrolution Group GmbH 2.25%, 01/16/2027(a)	EUR	280	211,299
Kleopatra Finco Sarl 4.25%, 03/01/2026(a)		920	724,103
Olympus Water US Holding Corp. 3.875%, 10/01/2028(a)		100	74,219
Rimini Bidco SpA 6.25% (EURIBOR 3 Month + 5.25%), 12/14/2026(a)(b)		995	823,280
SCIL IV LLC/SCIL USA Holdings LLC 4.375%, 11/01/2026(a)		187	146,170
4.642% (EURIBOR 3 Month + 4.38%), 11/01/2026(a)(b)		318	284,729
5.375%, 11/01/2026(a)	U.S.$	551	428,513
SPCM SA 3.125%, 03/15/2027(a)		862	753,853
Synthomer PLC 3.875%, 07/01/2025(a)	EUR	200	158,964
thyssenkrupp AG 2.875%, 02/22/2024(a)		343	314,852
WR Grace Holdings LLC 4.875%, 06/15/2027(a)	U.S.$	1,037	893,396

			9,135,057

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 4.0%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(a)(c)	EUR	251	$167,590
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 6.00%, 06/15/2027(a)	U.S.$	324	306,818
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 2.125%, 08/15/2026(a)	EUR	200	150,610
4.125%, 08/15/2026(a)	U.S.$	523	435,058
5.25%, 08/15/2027(a)		521	324,255
Ball Corp. 1.50%, 03/15/2027	EUR	493	403,259
Bombardier, Inc. 7.50%, 03/15/2025(a)	U.S.$	23	22,369
7.875%, 04/15/2027(a)		1,039	955,984
Clean Harbors, Inc. 4.875%, 07/15/2027(a)		852	778,455
Eco Material Technologies, Inc. 7.875%, 01/31/2027(a)		1,011	897,404
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(a)		1,143	1,051,560
GFL Environmental, Inc. 3.75%, 08/01/2025(a)		355	327,580
4.00%, 08/01/2028(a)		489	407,601
5.125%, 12/15/2026(a)		64	59,729
LSB Industries, Inc. 6.25%, 10/15/2028(a)		319	274,011
Paprec Holding SA 3.50%, 07/01/2028(a)	EUR	260	194,843
PCF GmbH 4.75%, 04/15/2026(a)		520	410,682
Renk AG/Frankfurt am Main 5.75%, 07/15/2025(a)		931	836,212
Silgan Holdings, Inc. 2.25%, 06/01/2028		412	323,178
Tervita Corp. 11.00%, 12/01/2025(a)	U.S.$	263	284,697
TK Elevator Midco GmbH 4.375%, 07/15/2027(a)	EUR	180	148,256
TK Elevator US Newco, Inc. 5.25%, 07/15/2027(a)	U.S.$	847	721,517
TransDigm, Inc. 5.50%, 11/15/2027		794	689,565
8.00%, 12/15/2025(a)		275	278,990

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Triumph Group, Inc. 6.25%, 09/15/2024(a)	U.S.$	491	$447,262
8.875%, 06/01/2024(a)		1,091	1,078,628
Trivium Packaging Finance BV 3.75%, 08/15/2026(a)	EUR	440	388,100
5.50%, 08/15/2026(a)	U.S.$	232	209,368
WESCO Distribution, Inc. 7.125%, 06/15/2025(a)		262	262,008

			12,835,589

Communications - Media – 3.1%
Altice Financing SA 2.25%, 01/15/2025(a)	EUR	106	91,264
5.00%, 01/15/2028(a)	U.S.$	1,078	832,960
AMC Networks, Inc. 5.00%, 04/01/2024		284	273,222
Banijay Entertainment SASU 3.50%, 03/01/2025(a)	EUR	360	326,420
5.375%, 03/01/2025(a)	U.S.$	999	936,003
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 03/01/2023(a)		614	610,918
5.125%, 05/01/2027(a)		352	317,687
6.375%, 09/01/2029(a)		652	598,569
Clear Channel Outdoor Holdings, Inc. 5.125%, 08/15/2027(a)		37	31,359
DISH DBS Corp. 5.00%, 03/15/2023		63	61,644
5.25%, 12/01/2026(a)		725	598,393
5.75%, 12/01/2028(a)		754	568,471
7.75%, 07/01/2026		145	111,200
iHeartCommunications, Inc. 6.375%, 05/01/2026		508	471,302
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(a)		714	596,190
Sinclair Television Group, Inc. 5.50%, 03/01/2030(a)		431	310,320
Sirius XM Radio, Inc. 3.125%, 09/01/2026(a)		736	646,444
4.00%, 07/15/2028(a)		972	827,891
Summer BC Bidco B LLC 5.50%, 10/31/2026(a)		350	288,809
Univision Communications, Inc. 5.125%, 02/15/2025(a)		357	338,754
6.625%, 06/01/2027(a)		304	287,350
Urban One, Inc. 7.375%, 02/01/2028(a)		608	516,593

16 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Virgin Media Finance PLC 3.75%, 07/15/2030(a)	EUR	210	$147,622
Virgin Media Secured Finance PLC 5.00%, 04/15/2027(a)	GBP	200	194,195

			9,983,580

Communications - Telecommunications – 1.1%
Altice France SA/France 5.125%, 07/15/2029(a)	U.S.$	200	149,472
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/2026(a)		791	691,247
Consolidated Communications, Inc. 5.00%, 10/01/2028(a)		246	171,442
6.50%, 10/01/2028(a)		280	209,297
DKT Finance ApS 9.375%, 06/17/2023(a)		200	192,500
Kaixo Bondco Telecom SA 5.125%, 09/30/2029(a)	EUR	590	453,887
Level 3 Financing, Inc. 4.625%, 09/15/2027(a)	U.S.$	154	128,163
Lorca Telecom Bondco SA 4.00%, 09/18/2027(a)	EUR	1,164	992,637
United Group BV 4.00%, 11/15/2027(a)		120	83,376
5.142% (EURIBOR 3 Month + 4.88%), 02/01/2029(a)(b)		317	256,696
Zayo Group Holdings, Inc. 4.00%, 03/01/2027(a)	U.S.$	140	112,501
6.125%, 03/01/2028(a)		30	21,090

			3,462,308

Consumer Cyclical - Automotive – 2.4%
American Axle & Manufacturing, Inc. 6.50%, 04/01/2027		49	41,543
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(a)	EUR	430	372,137
6.25%, 05/15/2026(a)	U.S.$	511	487,944
Faurecia SE 2.75%, 02/15/2027(a)	EUR	200	150,610
Ford Motor Credit Co. LLC 2.30%, 02/10/2025	U.S.$	252	224,827
Ford Motor Credit Co. LLC 2.70%, 08/10/2026		254	210,414
4.95%, 05/28/2027		246	220,047
Goodyear Tire & Rubber Co. (The) 5.00%, 07/15/2029		419	343,253
IHO Verwaltungs GmbH 3.625% (3.625% Cash or 4.375% PIK), 05/15/2025(a)(c)	EUR	281	240,867

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.00% (6.00% Cash or 6.75% PIK), 05/15/2027(a)(c)	U.S.$	1,073	$941,639
Jaguar Land Rover Automotive PLC 4.50%, 10/01/2027(a)		954	659,099
5.875%, 11/15/2024(a)	EUR	100	86,106
6.875%, 11/15/2026(a)		702	536,657
7.75%, 10/15/2025(a)	U.S.$	293	271,274
Mclaren Finance PLC 7.50%, 08/01/2026(a)		357	289,248
PM General Purchaser LLC 9.50%, 10/01/2028(a)		148	124,009
Schaeffler AG 3.375%, 10/12/2028(a)	EUR	800	639,377
Tenneco, Inc. 7.875%, 01/15/2029(a)	U.S.$	378	374,379
ZF Europe Finance BV 2.00%, 02/23/2026(a)	EUR	300	244,885
ZF Finance GmbH 3.00%, 09/21/2025(a)		200	173,588
ZF North America Capital, Inc. 4.75%, 04/29/2025(a)	U.S.$	1,233	1,122,992

			7,754,895

Consumer Cyclical - Entertainment – 3.1%
Boyne USA, Inc. 4.75%, 05/15/2029(a)		197	165,384
Carnival Corp. 1.875%, 11/07/2022	EUR	785	762,846
4.00%, 08/01/2028(a)	U.S.$	449	362,415
5.75%, 03/01/2027(a)		246	172,485
7.625%, 03/01/2026(a)	EUR	182	139,337
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(a)	U.S.$	1,294	1,246,174
CPUK Finance Ltd. 4.50%, 08/28/2027(a)	GBP	400	375,549
Lindblad Expeditions LLC 6.75%, 02/15/2027(a)	U.S.$	396	350,432
Mattel, Inc. 3.375%, 04/01/2026(a)		1,100	987,008
Motion Bondco DAC 4.50%, 11/15/2027(a)	EUR	239	188,116
NCL Corp., Ltd. 3.625%, 12/15/2024(a)	U.S.$	891	757,092
Royal Caribbean Cruises Ltd. 5.375%, 07/15/2027(a)		299	219,687
5.50%, 08/31/2026(a)		244	186,677

18 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.50%, 04/01/2028(a)	U.S.$	526	$369,768
9.25%, 01/15/2029(a)		378	373,729
10.875%, 06/01/2023(a)		169	173,502
11.50%, 06/01/2025(a)		363	385,691
Vail Resorts, Inc. 6.25%, 05/15/2025(a)		1,353	1,335,898
Viking Cruises Ltd. 5.875%, 09/15/2027(a)		132	100,758
13.00%, 05/15/2025(a)		656	681,197
Viking Ocean Cruises Ship VII Ltd. 5.625%, 02/15/2029(a)		227	176,601
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		434	353,793

			9,864,139

Consumer Cyclical - Other – 3.3%
Adams Homes, Inc. 7.50%, 02/15/2025(a)		435	358,940
Allwyn Entertainment Financing UK PLC 4.446% (EURIBOR 3 Month + 4.12%), 02/15/2028(a)(b)	EUR	466	421,067
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 6.25%, 09/15/2027(a)	U.S.$	545	457,522
Caesars Entertainment, Inc. 6.25%, 07/01/2025(a)		330	318,037
Castle UK Finco PLC 5.571% (EURIBOR 3 Month + 5.25%), 05/15/2028(a)(b)	EUR	194	150,912
7.00%, 05/15/2029(a)	GBP	276	205,875
Churchill Downs, Inc. 4.75%, 01/15/2028(a)	U.S.$	331	287,728
Cirsa Finance International SARL 4.75%, 05/22/2025(a)	EUR	360	313,994
Empire Communities Corp. 7.00%, 12/15/2025(a)	U.S.$	759	633,385
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(a)		1,125	894,769
Forestar Group, Inc. 3.85%, 05/15/2026(a)		464	384,939
Hilton Domestic Operating Co., Inc. 4.875%, 01/15/2030		526	459,098
5.375%, 05/01/2025(a)		105	102,747
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(a)		35	26,738
5.00%, 06/01/2029(a)		422	340,448

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

International Game Technology PLC 3.50%, 06/15/2026(a)	EUR	300	$261,041
KB Home 7.625%, 05/15/2023	U.S.$	355	354,996
Marriott Ownership Resorts, Inc. 4.50%, 06/15/2029(a)		139	110,360
MGM Resorts International 5.50%, 04/15/2027		267	239,325
NAC Aviation 29 DAC 4.75%, 06/30/2026(d)		354	294,068
NH Hotel Group SA 4.00%, 07/02/2026(a)	EUR	817	697,018
Samsonite Finco SARL 3.50%, 05/15/2026(a)		685	594,098
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028(a)	U.S.$	445	361,821
Taylor Morrison Communities, Inc. 5.875%, 06/15/2027(a)		195	181,565
Travel + Leisure Co. 6.625%, 07/31/2026(a)		1,119	1,052,688
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 05/15/2027(a)		1,024	902,380

			10,405,559

Consumer Cyclical - Restaurants – 0.4%
1011778 BC ULC/New Red Finance, Inc. 5.75%, 04/15/2025(a)		452	448,081
Stonegate Pub Co. Financing 2019 PLC 8.00%, 07/13/2025(a)	GBP	112	109,047
8.25%, 07/31/2025(a)		670	656,014

			1,213,142

Consumer Cyclical - Retailers – 2.3%
Bath & Body Works, Inc. 5.25%, 02/01/2028	U.S.$	1,474	1,283,559
CT Investment GmbH 5.50%, 04/15/2026(a)	EUR	360	296,381
Dufry One BV 2.00%, 02/15/2027(a)		571	425,778
2.50%, 10/15/2024(a)		748	672,379
eG Global Finance PLC 4.375%, 02/07/2025(a)		610	514,421
Hanesbrands, Inc. 4.625%, 05/15/2024(a)	U.S.$	607	581,020
4.875%, 05/15/2026(a)		170	152,684
Michaels Cos, Inc. (The) 5.25%, 05/01/2028(a)		965	677,903

20 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

PetSmart, Inc./PetSmart Finance Corp. 4.75%, 02/15/2028(a)	U.S.$	302	$259,919
7.75%, 02/15/2029(a)		317	283,490
Rite Aid Corp. 7.50%, 07/01/2025(a)		101	76,690
Sonic Automotive, Inc. 4.625%, 11/15/2029(a)		116	91,110
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(a)		357	298,149
SRS Distribution, Inc. 4.625%, 07/01/2028(a)		509	436,356
Staples, Inc. 7.50%, 04/15/2026(a)		739	620,442
TPro Acquisition Corp. 11.00%, 10/15/2024(a)		177	173,609
William Carter Co. (The) 5.625%, 03/15/2027(a)		547	511,921

			7,355,811

Consumer Non-Cyclical – 3.9%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 02/15/2023(a)		397	393,467
4.625%, 01/15/2027(a)		694	624,885
7.50%, 03/15/2026(a)		185	186,789
Avantor Funding, Inc. 2.625%, 11/01/2025(a)	EUR	346	308,891
CAB SELAS 3.375%, 02/01/2028(a)		659	494,659
CD&R Smokey Buyer, Inc. 6.75%, 07/15/2025(a)	U.S.$	321	294,370
Cheplapharm Arzneimittel GmbH 3.50%, 02/11/2027(a)	EUR	106	85,140
Cidron Aida Finco SARL 5.00%, 04/01/2028(a)		430	346,261
5.00%, 04/01/2028(a)		145	116,762
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(a)	U.S.$	1,030	681,819
Global Medical Response, Inc. 6.50%, 10/01/2025(a)		290	243,707
Grifols Escrow Issuer SA 3.875%, 10/15/2028(a)	EUR	481	348,368
4.75%, 10/15/2028(a)	U.S.$	1,124	868,076
Gruenenthal GmbH 4.125%, 05/15/2028(a)	EUR	907	737,436
Horizon Therapeutics USA, Inc. 5.50%, 08/01/2027(a)	U.S.$	1,106	1,035,570

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

IQVIA, Inc. 1.75%, 03/15/2026(a)	EUR	798	$677,305
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. 7.00%, 12/31/2027(a)	U.S.$	469	358,921
Legacy LifePoint Health LLC 4.375%, 02/15/2027(a)		147	122,250
6.75%, 04/15/2025(a)		469	443,866
ModivCare, Inc. 5.875%, 11/15/2025(a)		221	204,699
Nidda Healthcare Holding GmbH 3.50%, 09/30/2024(a)	EUR	1,120	995,409
Organon & Co.,/Organon Foreign Debt Co-Issuer BV 4.125%, 04/30/2028(a)	U.S.$	497	424,895
Picard Groupe SAS 3.875%, 07/01/2026(a)	EUR	310	254,433
Post Holdings, Inc. 5.75%, 03/01/2027(a)	U.S.$	183	174,752
Premier Foods Finance PLC 3.50%, 10/15/2026(a)	GBP	200	177,960
RP Escrow Issuer LLC 5.25%, 12/15/2025(a)	U.S.$	570	470,792
Syneos Health, Inc. 3.625%, 01/15/2029(a)		757	602,988
US Acute Care Solutions LLC 6.375%, 03/01/2026(a)		731	613,982

			12,288,452

Energy – 3.1%
Athabasca Oil Corp. 9.75%, 11/01/2026(a)		307	325,444
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, 12/15/2025(a)		653	629,760
Callon Petroleum Co. 8.25%, 07/15/2025		125	122,240
CITGO Petroleum Corp. 6.375%, 06/15/2026(a)		356	333,291
7.00%, 06/15/2025(a)		376	359,163
Civitas Resources, Inc. 5.00%, 10/15/2026(a)		407	369,605
CNX Resources Corp. 6.00%, 01/15/2029(a)		165	151,617
Crescent Energy Finance LLC 7.25%, 05/01/2026(a)		467	420,122
Cullinan Holdco Scsp 4.625%, 10/15/2026(a)	EUR	190	156,865

22 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EnLink Midstream Partners LP 4.15%, 06/01/2025	U.S.$	306	$283,977
4.85%, 07/15/2026		582	538,653
EQM Midstream Partners LP 4.125%, 12/01/2026		1,400	1,188,740
Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, 06/15/2024		108	102,381
7.75%, 02/01/2028		680	587,812
8.00%, 01/15/2027		449	393,899
Gulfport Energy Corp. 6.00%, 10/15/2024(e)(f)		400	500
8.00%, 05/17/2026(a)		64	63,796
Hess Midstream Operations LP 5.625%, 02/15/2026(a)		195	185,096
Nabors Industries Ltd. 7.25%, 01/15/2026(a)		271	236,415
Nabors Industries, Inc. 7.375%, 05/15/2027(a)		563	520,184
New Fortress Energy, Inc. 6.75%, 09/15/2025(a)		380	359,830
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(a)		312	277,733
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/2023		455	440,262
PDC Energy, Inc. 5.75%, 05/15/2026		228	210,966
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 8.50%, 10/15/2026(a)		745	698,519
Sunnova Energy Corp. 5.875%, 09/01/2026(a)		356	318,175
Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024(a)		153	148,210
Transocean Sentry Ltd. 5.375%, 05/15/2023(a)		396	381,774
Weatherford International Ltd. 11.00%, 12/01/2024(a)		12	12,213

			9,817,242

Other Industrial – 0.4%
Belden, Inc. 3.375%, 07/15/2031(a)	EUR	693	481,997
SIG PLC 5.25%, 11/30/2026(a)		958	725,939

			1,207,936

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 4.0%
ADT Security Corp. (The) 4.125%, 06/15/2023	U.S.$	539	$534,268
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(a)		597	532,190
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 3.625%, 06/01/2028(a)	EUR	160	116,824
4.625%, 06/01/2028(a)	U.S.$	602	458,863
ANGI Group LLC 3.875%, 08/15/2028(a)		969	684,337
APCOA Parking Holdings GmbH 4.625%, 01/15/2027(a)	EUR	210	163,232
APX Group, Inc. 6.75%, 02/15/2027(a)	U.S.$	1,024	961,413
Aramark Services, Inc. 5.00%, 04/01/2025(a)		506	484,758
Block, Inc. 2.75%, 06/01/2026		1,375	1,181,661
Elior Group SA 3.75%, 07/15/2026(a)	EUR	200	149,168
Garda World Security Corp. 4.625%, 02/15/2027(a)	U.S.$	678	582,355
Intertrust Group BV 3.375%, 11/15/2025(a)	EUR	556	531,198
ION Trading Technologies SARL 5.75%, 05/15/2028(a)	U.S.$	556	451,922
Millennium Escrow Corp. 6.625%, 08/01/2026(a)		748	597,248
MoneyGram International, Inc. 5.375%, 08/01/2026(a)		637	624,273
MPH Acquisition Holdings LLC 5.50%, 09/01/2028(a)		860	710,446
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, 08/31/2027(a)		178	149,728
5.25%, 04/15/2024(a)		583	568,017
5.75%, 04/15/2026(a)		225	211,675
6.25%, 01/15/2028(a)		753	644,832
Q-Park Holding I BV 2.00%, 03/01/2027(a)	EUR	221	171,696
Ritchie Bros Auctioneers, Inc. 5.375%, 01/15/2025(a)	U.S.$	85	83,475
Sabre GLBL, Inc. 7.375%, 09/01/2025(a)		585	523,873
9.25%, 04/15/2025(a)		141	134,989

24 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Techem Verwaltungsgesellschaft 675 mbH 2.00%, 07/15/2025(a)	EUR	200	$171,546
TripAdvisor, Inc. 7.00%, 07/15/2025(a)	U.S.$	461	449,756
Verisure Holding AB 3.25%, 02/15/2027(a)	EUR	638	507,583
3.875%, 07/15/2026(a)		519	437,680

			12,819,006

Technology – 2.8%
Avaya, Inc. 6.125%, 09/15/2028(a)	U.S.$	345	170,882
Black Knight InfoServ LLC 3.625%, 09/01/2028(a)		438	373,088
Centurion Bidco SpA 5.875%, 09/30/2026(a)	EUR	1,310	1,124,217
Clarivate Science Holdings Corp. 3.875%, 07/01/2028(a)	U.S.$	1,039	858,786
CWT Travel Group, Inc. 8.50%, 11/19/2026(a)		994	858,581
NCR Corp. 5.75%, 09/01/2027(a)		319	289,406
NortonLifeLock, Inc. 6.75%, 09/30/2027(a)		1,313	1,264,038
Pitney Bowes, Inc. 6.875%, 03/15/2027(a)		315	194,765
Playtech PLC 4.25%, 03/07/2026(a)	EUR	130	115,437
Presidio Holdings, Inc. 4.875%, 02/01/2027(a)	U.S.$	543	480,017
Rackspace Technology Global, Inc. 3.50%, 02/15/2028(a)		1,378	910,100
Seagate HDD Cayman 4.875%, 03/01/2024		218	212,199
TeamSystem SpA 3.50%, 02/15/2028(a)	EUR	200	162,194
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(a)	U.S.$	1,857	1,422,926
Virtusa Corp. 7.125%, 12/15/2028(a)		269	201,134
Xerox Corp. 4.625%, 03/15/2023		155	153,624

			8,791,394

Transportation - Airlines – 1.1%
Allegiant Travel Co. 7.25%, 08/15/2027(a)		337	318,074

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)	U.S.$	602	$565,735
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(a)		1,711	1,512,114
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(a)		618	622,579
United Airlines, Inc. 4.375%, 04/15/2026(a)		395	352,431

			3,370,933

Transportation - Services – 1.5%
AerCap Global Aviation Trust 6.50%, 06/15/2045(a)		291	265,590
Albion Financing 1 SARL/Aggreko Holdings, Inc. 5.25%, 10/15/2026(a)	EUR	253	212,228
6.125%, 10/15/2026(a)	U.S.$	475	402,966
Atlantia SpA 1.875%, 02/12/2028(a)	EUR	573	422,317
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 4.75%, 04/01/2028(a)	U.S.$	418	342,856
5.75%, 07/15/2027(a)		69	60,644
BCP V Modular Services Finance II PLC 4.75%, 11/30/2028(a)	EUR	1,295	1,020,916
EC Finance PLC 3.00%, 10/15/2026(a)		322	274,122
Hertz Corp. (The) 4.625%, 12/01/2026(a)	U.S.$	1,328	1,085,640
Kapla Holding SAS 3.375%, 12/15/2026(a)	EUR	410	335,203
Loxam SAS 4.50%, 02/15/2027(a)		404	335,072

			4,757,554

			125,062,597

Financial Institutions – 5.7%
Banking – 1.1%
Bread Financial Holdings, Inc. 4.75%, 12/15/2024(a)	U.S.$	1,128	984,473
CaixaBank SA 5.875%, 10/09/2027(a)(g)	EUR	200	164,051
Discover Financial Services Series D 6.125%, 06/23/2025(g)	U.S.$	811	792,996

26 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)	U.S.$	914	$853,137
5.71%, 01/15/2026(a)		347	316,710
Societe Generale SA 8.00%, 09/29/2025(a)(g)		386	366,264

			3,477,631

Brokerage – 0.5%
AG Issuer LLC 6.25%, 03/01/2028(a)		144	125,578
AG TTMT Escrow Issuer LLC 8.625%, 09/30/2027(a)		824	775,046
NFP Corp. 4.875%, 08/15/2028(a)		688	587,339

			1,487,963

Finance – 1.8%
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(a)		748	637,902
Curo Group Holdings Corp. 7.50%, 08/01/2028(a)		1,013	496,025
Enova International, Inc. 8.50%, 09/15/2025(a)		1,037	901,402
goeasy Ltd. 4.375%, 05/01/2026(a)		495	437,516
5.375%, 12/01/2024(a)		852	809,212
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5.00%, 08/15/2028(a)		808	595,730
Lincoln Financing SARL 3.625%, 04/01/2024(a)	EUR	327	309,516
Navient Corp. 4.875%, 03/15/2028	U.S.$	56	42,843
5.00%, 03/15/2027		441	363,865
5.50%, 01/25/2023		506	506,066
6.75%, 06/25/2025		607	569,360
6.75%, 06/15/2026		70	63,617
7.25%, 09/25/2023		82	82,081

			5,815,135

Other Finance – 0.4%
Coinbase Global, Inc. 3.375%, 10/01/2028(a)		616	385,721
Intrum AB
3.50%, 07/15/2026(a)	EUR	250	195,065
4.875%, 08/15/2025(a)		345	298,679
Motion Finco Sarl 7.00%, 05/15/2025(a)		492	477,401

			1,356,866

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

REITs – 1.9%
ADLER Real Estate AG 1.875%, 04/27/2023(a)	EUR	800	$640,498
Aedas Homes Opco SLU 4.00%, 08/15/2026(a)		826	688,020
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/2027(a)	U.S.$	1,042	852,971
5.75%, 05/15/2026(a)		1,011	919,969
Diversified Healthcare Trust 9.75%, 06/15/2025		176	159,685
Iron Mountain, Inc. 4.875%, 09/15/2027(a)		323	289,637
Neinor Homes SA 4.50%, 10/15/2026(a)	EUR	821	674,112
Via Celere Desarrollos Inmobiliarios SA 5.25%, 04/01/2026(a)		1,119	969,067
Vivion Investments SARL 3.00%, 08/08/2024(a)		900	800,174
3.50%, 11/01/2025(a)		100	86,924

			6,081,057

			18,218,652

Utility – 0.4%
Electric – 0.4%
Calpine Corp. 4.50%, 02/15/2028(a)	U.S.$	879	769,670
ContourGlobal Power Holdings SA 3.125%, 01/01/2028(a)	EUR	120	87,221
Vistra Operations Co. LLC 5.50%, 09/01/2026(a)	U.S.$	528	493,152

			1,350,043

Total Corporates - Non-Investment Grade (cost $171,706,287)			144,631,292

CORPORATES - INVESTMENT GRADE – 18.4%
Industrial – 11.7%
Basic – 2.2%
Anglo American Capital PLC 4.75%, 04/10/2027(a)		1,323	1,250,599
Arconic Corp. 6.00%, 05/15/2025(a)		285	274,780
Braskem Netherlands Finance BV 4.50%, 01/31/2030(a)		517	415,565
4.50%, 01/10/2028(a)		341	287,702
Celanese US Holdings LLC 5.90%, 07/05/2024		320	315,715
6.05%, 03/15/2025		320	312,666

28 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Freeport Indonesia PT 4.763%, 04/14/2027(a)	U.S.$	218	$197,290
Freeport-McMoRan, Inc. 3.875%, 03/15/2023		521	518,447
Glencore Finance Europe Ltd. 1.875%, 09/13/2023(a)	EUR	290	280,073
Industrias Penoles SAB de CV 5.65%, 09/12/2049(a)	U.S.$	395	324,591
INEOS Finance PLC 2.125%, 11/15/2025(a)	EUR	200	164,507
2.875%, 05/01/2026(a)		472	387,229
3.375%, 03/31/2026(a)		185	154,804
MEGlobal Canada ULC 5.00%, 05/18/2025(a)	U.S.$	248	242,341
Nexa Resources SA 5.375%, 05/04/2027(a)		346	306,815
SABIC Capital II BV 4.50%, 10/10/2028(a)		319	309,191
Smurfit Kappa Acquisitions ULC 2.875%, 01/15/2026(a)	EUR	334	316,436
Suzano Austria GmbH 6.00%, 01/15/2029	U.S.$	309	288,297
Westlake Corp. 3.60%, 08/15/2026		843	786,215

			7,133,263

Capital Goods – 0.0%
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		91	85,033
4.40%, 03/15/2024		50	49,101

			134,134

Communications - Media – 0.6%
Netflix, Inc. 3.625%, 05/15/2027	EUR	1,136	1,047,951
Pinewood Finance Co., Ltd. 3.625%, 11/15/2027(a)	GBP	200	179,809
Prosus NV 4.85%, 07/06/2027(a)	U.S.$	321	284,045
Weibo Corp. 3.50%, 07/05/2024		352	336,204

			1,848,009

Consumer Cyclical - Automotive – 1.2%
General Motors Financial Co., Inc. 2.20%, 04/01/2024(a)	EUR	472	449,849
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(a)	U.S.$	506	434,117
3.35%, 06/08/2025(a)		268	251,604

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Hyundai Capital America 5.875%, 04/07/2025(a)	U.S.$	771	$772,018
Nissan Motor Acceptance Co. LLC 3.45%, 03/15/2023(a)		29	28,743
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)		1,110	956,354
Volkswagen Group of America Finance LLC 3.35%, 05/13/2025(a)		785	744,714

			3,637,399

Consumer Cyclical - Other – 1.2%
Genting New York LLC/GENNY Capital, Inc. 3.30%, 02/15/2026(a)		588	516,482
Gohl Capital Ltd. 4.25%, 01/24/2027(a)		347	288,184
Las Vegas Sands Corp. 3.20%, 08/08/2024		545	512,414
3.90%, 08/08/2029		674	558,537
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		112	113,216
PulteGroup, Inc. 5.50%, 03/01/2026		345	341,657
Sands China Ltd. 4.30%, 01/08/2026		437	369,265
5.90%, 08/08/2028		318	266,325
Toll Brothers Finance Corp. 4.375%, 04/15/2023		867	863,020

			3,829,100

Consumer Cyclical - Retailers – 0.3%
Advance Auto Parts, Inc. 3.90%, 04/15/2030		719	618,657
PVH Corp. 4.625%, 07/10/2025		246	235,862
Ross Stores, Inc. 4.70%, 04/15/2027		142	138,670

			993,189

Consumer Non-Cyclical – 1.5%
BAT Capital Corp. 2.259%, 03/25/2028		735	585,420
BAT International Finance PLC 4.448%, 03/16/2028		1,586	1,413,586
Charles River Laboratories International, Inc. 4.25%, 05/01/2028(a)		1,061	927,738
Kimberly-Clark de Mexico SAB de CV 2.431%, 07/01/2031(a)		343	270,970

30 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Newell Brands, Inc. 4.10%, 04/01/2023	U.S.$	72	$72,040
4.45%, 04/01/2026		1,190	1,094,836
4.875%, 06/01/2025		122	118,086
6.375%, 09/15/2027		165	163,632
6.625%, 09/15/2029		165	161,359

			4,807,667

Energy – 2.9%
Cheniere Energy Partners LP 4.50%, 10/01/2029		193	170,408
Continental Resources, Inc./OK 3.80%, 06/01/2024		483	468,413
Devon Energy Corp. 4.50%, 01/15/2030		345	315,627
Ecopetrol SA 4.125%, 01/16/2025		353	321,517
5.375%, 06/26/2026		329	297,396
Energy Transfer LP 3.90%, 05/15/2024		1,564	1,522,194
3.90%, 07/15/2026		20	18,640
4.75%, 01/15/2026		253	244,193
Hunt Oil Co. of Peru LLC Sucursal Del Peru 6.375%, 06/01/2028(a)		183	162,968
Marathon Petroleum Corp. 4.70%, 05/01/2025		345	339,107
5.125%, 12/15/2026		1,656	1,630,017
Oleoducto Central SA 4.00%, 07/14/2027(a)		560	433,405
ONEOK, Inc. 4.35%, 03/15/2029		323	288,332
6.35%, 01/15/2031		200	196,244
Plains All American Pipeline LP/PAA Finance Corp. 4.50%, 12/15/2026		57	53,943
4.65%, 10/15/2025		681	655,926
Raizen Fuels Finance SA 5.30%, 01/20/2027(a)		392	372,400
Sabine Pass Liquefaction LLC 5.75%, 05/15/2024		387	388,393
Transportadora de Gas del Peru SA 4.25%, 04/30/2028(a)		343	318,458
Western Midstream Operating LP 4.30%, 02/01/2030		1,182	1,005,504

			9,203,085

Services – 0.1%
Booking Holdings, Inc. 4.625%, 04/13/2030		195	183,602

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Expedia Group, Inc. 6.25%, 05/01/2025(a)	U.S.$	50	$50,306

			233,908

Technology – 1.1%
Baidu, Inc. 3.075%, 04/07/2025		234	220,643
Broadcom, Inc. 3.187%, 11/15/2036(a)		719	492,321
4.00%, 04/15/2029(a)		386	340,270
4.15%, 11/15/2030		149	128,784
4.926%, 05/15/2037(a)		200	165,454
CDW LLC/CDW Finance Corp. 4.125%, 05/01/2025		999	944,405
Entegris Escrow Corp. 4.75%, 04/15/2029(a)		701	621,864
Microchip Technology, Inc. 4.25%, 09/01/2025		238	230,208
Workday, Inc. 3.70%, 04/01/2029		200	179,372

			3,323,321

Transportation - Airlines – 0.4%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		272	263,968
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(a)		1,056	1,034,691

			1,298,659

Transportation - Railroads – 0.0%
Lima Metro Line 2 Finance Ltd. 5.875%, 07/05/2034(a)		96	90,732

Transportation - Services – 0.2%
Adani Ports & Special Economic Zone Ltd. 4.00%, 07/30/2027(a)		346	300,220
4.375%, 07/03/2029(a)		348	288,579

			588,799

			37,121,265

Financial Institutions – 5.7%
Banking – 2.5%
ABN AMRO Bank NV 7.75%, 05/15/2023(h)		200	202,292
Ally Financial, Inc. 5.75%, 11/20/2025		785	766,395
Banco de Credito del Peru S.A. 3.125%, 07/01/2030(a)		248	217,434

32 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(a)	U.S.$	266	$259,193
Banco Santander SA 4.175%, 03/24/2028		400	361,916
5.179%, 11/19/2025		400	387,116
Bank of Ireland Group PLC 6.253%, 09/16/2026(a)		290	283,901
Citigroup, Inc. 3.875%, 02/18/2026(g)		154	127,624
5.95%, 01/30/2023(g)		305	301,502
Series V 4.70%, 01/30/2025(g)		147	118,138
Series W 4.00%, 12/10/2025(g)		207	174,667
Credit Suisse Group AG 6.373%, 07/15/2026(a)		445	430,150
Danske Bank A/S 3.244%, 12/20/2025(a)		358	333,112
Fifth Third Bancorp Series L 4.50%, 09/30/2025(g)		86	79,919
Lloyds Banking Group PLC 7.625%, 06/27/2023(a)(g)	GBP	410	466,145
Truist Financial Corp. Series Q 5.10%, 03/01/2030(g)	U.S.$	1,090	977,577
UBS Group AG 7.00%, 01/31/2024(a)(g)		343	325,843
7.00%, 02/19/2025(a)(g)		401	380,750
UniCredit SpA 1.982%, 06/03/2027(a)		222	183,217
2.569%, 09/22/2026(a)		482	412,799
5.861%, 06/19/2032(a)		426	353,180
Wells Fargo & Co. Series BB 3.90%, 03/15/2026(g)		878	743,587

			7,886,457

Brokerage – 0.2%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(g)		789	770,664

Finance – 1.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.00%, 10/29/2028		922	743,335

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Aircastle Ltd. 2.85%, 01/26/2028(a)	U.S.$	39	$29,872
4.125%, 05/01/2024		25	24,072
4.25%, 06/15/2026		5	4,484
4.40%, 09/25/2023		59	58,059
5.00%, 04/01/2023		6	5,970
5.25%, 08/11/2025(a)		1,078	1,015,465
Aviation Capital Group LLC 1.95%, 01/30/2026(a)		119	99,923
1.95%, 09/20/2026(a)		428	346,650
3.50%, 11/01/2027(a)		96	79,747
4.125%, 08/01/2025(a)		3	2,749
4.375%, 01/30/2024(a)		308	297,713
4.875%, 10/01/2025(a)		31	28,956
5.50%, 12/15/2024(a)		105	101,619
Huarong Finance II Co., Ltd. 4.625%, 06/03/2026(a)		685	567,266
Power Finance Corp. Ltd. 4.50%, 06/18/2029(a)		341	301,210

			3,707,090

Insurance – 0.5%
Centene Corp. 2.45%, 07/15/2028		1,214	987,249
4.625%, 12/15/2029		20	17,967
Hartford Financial Services Group, Inc. (The) Series ICON 5.03% (LIBOR 3 Month + 2.12%), 02/12/2047(a)(b)		859	704,560

			1,709,776

REITs – 1.3%
GLP Capital LP/GLP Financing II, Inc. 3.35%, 09/01/2024		13	12,340
5.25%, 06/01/2025		191	184,861
5.375%, 04/15/2026		79	75,542
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/2027		210	181,381
5.25%, 08/01/2026		530	485,204
Office Properties Income Trust 3.45%, 10/15/2031		452	273,966
4.50%, 02/01/2025		279	251,706
Omega Healthcare Investors, Inc. 3.375%, 02/01/2031		440	336,530
Sabra Health Care LP 3.90%, 10/15/2029		334	273,456
Spirit Realty LP 2.10%, 03/15/2028		346	276,208

34 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Trust Fibra Uno 4.869%, 01/15/2030(a)	U.S.$	211	$160,663
VICI Properties LP/VICI Note Co., Inc. 5.625%, 05/01/2024(a)		696	683,368
5.75%, 02/01/2027(a)		200	188,386
Vornado Realty LP 2.15%, 06/01/2026		839	709,710

			4,093,321

			18,167,308

Utility – 1.0%
Electric – 1.0%
Adani Transmission Step-One Ltd. 4.00%, 08/03/2026(a)		956	864,762
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)		291	229,162
Chile Electricity PEC SpA Zero Coupon, 01/25/2028(a)		460	324,875
Empresa Electrica Cochrane SpA 5.50%, 05/14/2027(a)		316	284,605
Empresas Publicas de Medellin ESP 4.25%, 07/18/2029(a)		427	305,839
Engie Energia Chile SA 3.40%, 01/28/2030(a)		289	218,195
Fenix Power Peru SA 4.317%, 09/20/2027(a)		368	338,214
Kallpa Generacion SA 4.125%, 08/16/2027(a)		710	617,487

			3,183,139

Total Corporates - Investment Grade (cost $66,699,037)			58,471,712

GOVERNMENTS - TREASURIES – 9.2%
United States – 9.2%
U.S. Treasury Notes 1.50%, 01/31/2027		13,418	12,034,627
2.625%, 05/31/2027		8,591	8,067,768
2.75%, 08/15/2032		5,140	4,697,387
2.875%, 05/15/2032		4,878	4,508,062

Total Governments - Treasuries (cost $31,369,209)			29,307,844

BANK LOANS – 7.2%
Industrial – 6.5%
Capital Goods – 0.9%
ACProducts Holdings, Inc.
7.127% (LIBOR 3 Month + 4.25%), 05/17/2028(i)		501	367,887

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.924% (LIBOR 3 Month + 4.25%), 05/17/2028(i)	U.S.$	165	$121,390
Apex Tool Group, LLC 8.098% (SOFR 1 Month + 5.25%), 02/08/2029(i)		715	630,433
Chariot Buyer LLC 6.615% (LIBOR 1 Month + 3.50%), 11/03/2028(i)		99	89,945
Gates Global LLC 5.615% (LIBOR 1 Month + 2.50%), 03/31/2027(i)		284	272,197
GFL Environmental, Inc. 5.806% (LIBOR 3 Month + 3.00%), 05/30/2025(i)		193	190,514
Granite US Holdings Corporation 7.688% (LIBOR 3 Month + 4.00%), 09/30/2026(d)(i)		540	518,253
TransDigm, Inc. 5.924% (LIBOR 3 Month + 2.25%), 12/09/2025(i)		658	628,985

			2,819,604

Communications - Media – 0.1%
Clear Channel Outdoor Holdings, Inc. 6.306% (LIBOR 3 Month + 3.50%), 08/21/2026(i)		81	72,542
Coral-US Co-Borrower LLC 5.818% (LIBOR 1 Month + 3.00%), 10/15/2029(i)		320	306,800
Univision Communications, Inc. 5.274% (LIBOR 1 Month + 2.75%), 03/15/2024(i)		48	47,453

			426,795

Communications - Telecommunications – 0.9%
Crown Subsea Communications Holding, Inc. 7.314% (LIBOR 1 Month + 4.75%), 04/27/2027(d)(i)		505	485,931
Directv Financing, LLC 8.115% (LIBOR 1 Month + 5.00%), 08/02/2027(i)		309	287,473
Intrado Corporation (West Corp/Olympus Merger) 7.115% (LIBOR 1 Month + 4.00%), 10/10/2024(i)		442	377,405
Proofpoint, Inc. 9.320% (LIBOR 3 Month + 6.25%), 08/31/2029(i)		850	814,937

36 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Zacapa SARL 7.803% (SOFR 3 Month + 4.25%), 03/22/2029(i)	U.S.$	904	$856,658

			2,822,404

Consumer Cyclical - Automotive – 0.0%
Clarios Global LP 6.365% (LIBOR 1 Month + 3.25%), 04/30/2026(i)		110	103,696

Consumer Cyclical - Entertainment – 0.4%
Seaworld Parks & Entertainment, Inc. 6.125% (LIBOR 1 Month + 3.00%), 08/25/2028(i)		1,358	1,301,204

Consumer Cyclical - Other – 0.2%
Caesars Resort Collection, LLC 5.865% (LIBOR 1 Month + 2.75%), 12/23/2024(i)		410	399,561
Flutter Entertainment PLC 5.892% (LIBOR 3 Month + 2.25%), 07/21/2026(i)		79	76,346
Marriott Ownership Resorts, Inc. 4.865% (LIBOR 1 Month + 1.75%), 08/29/2025(i)		311	295,675

			771,582

Consumer Cyclical - Restaurants – 0.6%
1011778 B.C. Unlimited Liability Company 4.871% (LIBOR 1 Month + 1.75%), 11/19/2026(i)		1,607	1,533,536
IRB Holding Corp. 5.274% (LIBOR 1 Month + 2.75%), 02/05/2025(i)		467	450,778

			1,984,314

Consumer Cyclical - Retailers – 0.2%
Great Outdoors Group, LLC 6.865% (LIBOR 1 Month + 3.75%), 03/06/2028(i)		128	117,637
Restoration Hardware, Inc. 6.384% (SOFR 1 Month + 3.25%), 10/20/2028(i)		630	571,920

			689,557

Consumer Non-Cyclical – 1.1%
Allied Universal Holdco LLC (fka USAGM 6.784% (LIBOR 1 Month + 3.75%), 05/12/2028(i)		566	496,820

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gainwell Acquisition Corp. 7.674% (LIBOR 3 Month + 4.00%), 10/01/2027(i)	U.S.$	393	$373,645
Kronos Acquisition Holdings, Inc. 6.820% (LIBOR 3 Month + 3.75%), 12/22/2026(i)		550	508,324
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 6.871% (LIBOR 1 Month + 3.75%), 11/16/2025(i)		694	643,750
Padagis LLC 7.043% (LIBOR 3 Month + 4.75%), 07/06/2028(d)(i)		235	203,530
PetSmart LLC 6.870% (LIBOR 1 Month + 3.75%), 02/11/2028(i)		713	673,004
US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.) 8.924% (LIBOR 3 Month + 5.25%), 12/15/2027(i)		532	467,657

			3,366,730

Energy – 0.5%
CITGO Petroleum Corporation 9.365% (LIBOR 1 Month + 6.25%), 03/28/2024(i)		265	264,863
GIP II Blue Holding, L.P. 8.174% (LIBOR 3 Month + 4.50%), 09/29/2028(i)		941	924,687
Parkway Generation, LLC
7.865% (LIBOR 1 Month + 4.75%), 02/18/2029(i)		318	310,440
7.865% (LIBOR 1 Month + 4.75%), 02/18/2029(d)(i)		40	39,050

			1,539,040

Other Industrial – 0.4%
American Tire Distributors, Inc. 9.033% (LIBOR 3 Month + 6.25%), 10/20/2028(i)		1,133	1,050,995
Dealer Tire, LLC 7.365% (LIBOR 1 Month + 4.25%), 12/12/2025(i)		126	122,790
Rockwood Service Corporation 7.365% (LIBOR 1 Month + 4.25%), 01/23/2027(i)		35	34,174

			1,207,959

38 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 0.2%
Amentum Government Services Holdings LLC 8.170% (LIBOR 3 Month + 4.00%), 01/29/2027(i)	U.S.$	15	$13,907
7.674% (LIBOR 3 Month + 4.00%), 01/29/2027(i)		44	41,908
Garda World Security Corporation 7.240% (LIBOR 3 Month + 4.25%), 10/30/2026(i)		457	428,745

			484,560

Technology – 1.0%
Ascend Learning, LLC 8.865% (LIBOR 1 Month + 5.75%), 12/10/2029(i)		300	259,689
Banff Guarantor, Inc. 8.615% (LIBOR 1 Month + 5.50%), 02/27/2026(i)		120	111,000
Boxer Parent Company, Inc. 6.865% (LIBOR 1 Month + 3.75%), 10/02/2025(i)		992	938,041
Endurance International Group Holdings, Inc. 6.185% (LIBOR 1 Month + 3.50%), 02/10/2028(i)		622	522,585
FINThrive Software Intermediate Holdings, Inc. 9.865% (LIBOR 1 Month + 6.75%), 12/17/2029(i)		240	204,401
Loyalty Ventures, Inc. 7.615% (LIBOR 1 Month + 4.50%), 11/03/2027(i)		595	178,472
Playtika Holding Corp. 5.865% (LIBOR 1 Month + 2.75%), 03/13/2028(i)		795	759,848
Presidio Holdings, Inc.
6.310% (LIBOR 3 Month + 3.50%), 01/22/2027(d)(i)		104	100,355
6.620% (LIBOR 1 Month + 3.50%), 01/22/2027(d)(i)		5	4,450
Veritas US, Inc. 8.674% (LIBOR 3 Month + 5.00%), 09/01/2025(i)		96	75,903

			3,154,744

			20,672,189

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.5%
Finance – 0.0%
Orbit Private Holdings I Ltd. 6.750% (LIBOR 3 Month + 4.50%), 12/11/2028(d)(i)	U.S.$	109	$105,763

Insurance – 0.5%
Cross Financial Corp. 7.125% (LIBOR 1 Month + 4.00%), 09/15/2027(i)		414	400,611
Hub International Limited 5.982% (LIBOR 3 Month + 3.25%), 04/25/2025(i)		708	680,647
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 6.865% (LIBOR 1 Month + 3.75%), 09/03/2026(i)		359	341,785

			1,423,043

			1,528,806

Utility – 0.2%
Electric – 0.2%
Granite Generation LLC
6.000% (LIBOR 3 Month + 3.75%), 11/09/2026(i)		93	87,367
6.274% (LIBOR 1 Month + 3.75%), 11/09/2026(i)		467	436,500

			523,867

Total Bank Loans (cost $24,583,777)			22,724,862

EMERGING MARKETS - CORPORATE BONDS – 5.6%
Industrial – 4.9%
Basic – 1.1%
Braskem Idesa SAPI 6.99%, 02/20/2032(a)		486	321,975
Cia de Minas Buenaventura SAA 5.50%, 07/23/2026(a)		719	596,231
Consolidated Energy Finance SA 5.00%, 10/15/2028(a)	EUR	320	242,356
CSN Resources SA 7.625%, 04/17/2026(a)	U.S.$	274	262,749
Eldorado Gold Corp. 6.25%, 09/01/2029(a)		544	413,440
Indika Energy Capital IV Pte Ltd. 8.25%, 10/22/2025(a)		337	310,882

40 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JSW Steel Ltd. 5.95%, 04/18/2024(a)	U.S.$	338	$322,367
Sasol Financing USA LLC 5.875%, 03/27/2024		684	658,350
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(a)		200	166,413
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		127	104,005

			3,398,768

Capital Goods – 0.6%
Cemex SAB de CV 7.375%, 06/05/2027(a)		397	395,015
Embraer Netherlands Finance BV 5.40%, 02/01/2027		588	535,933
6.95%, 01/17/2028(a)		318	298,483
IHS Holding Ltd. 5.625%, 11/29/2026(a)		263	206,093
Usiminas International SARL 5.875%, 07/18/2026(a)		545	505,760

			1,941,284

Communications - Media – 0.0%
RCS & RDS SA 3.25%, 02/05/2028(a)	EUR	200	148,943

Communications - Telecommunications – 0.2%
C&W Senior Financing DAC 6.875%, 09/15/2027(a)	U.S.$	208	169,264
HTA Group Ltd./Mauritius 7.00%, 12/18/2025(a)		424	369,225

			538,489

Consumer Cyclical - Other – 1.0%
Allwyn International AS 3.875%, 02/15/2027(a)	EUR	325	267,554
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(a)	U.S.$	428	257,870
5.625%, 07/17/2027(a)		356	239,477
5.75%, 07/21/2028(a)		428	270,710
MGM China Holdings Ltd. 5.25%, 06/18/2025(a)		275	230,020
5.375%, 05/15/2024(a)		214	186,180
5.875%, 05/15/2026(a)		216	175,500
Studio City Co., Ltd. 7.00%, 02/15/2027(a)		390	327,600
Studio City Finance Ltd. 6.00%, 07/15/2025(a)		912	547,200

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wynn Macau Ltd. 5.50%, 01/15/2026(a)	U.S.$	475	$357,152
5.625%, 08/26/2028(a)		345	231,150

			3,090,413

Consumer Non-Cyclical – 0.9%
BRF GmbH 4.35%, 09/29/2026(a)		285	252,902
BRF SA 4.875%, 01/24/2030(a)		285	223,689
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 5.25%, 04/27/2029(a)		58	49,880
Natura & Co. Luxembourg Holdings SARL 6.00%, 04/19/2029(a)		274	223,379
Natura Cosmeticos SA 4.125%, 05/03/2028(a)		333	258,908
Teva Pharmaceutical Finance Netherlands II BV 3.75%, 05/09/2027	EUR	482	397,186
4.50%, 03/01/2025		330	304,476
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/2026	U.S.$	490	399,289
4.75%, 05/09/2027		372	314,316
5.125%, 05/09/2029		372	304,024
Tonon Luxembourg SA 6.50% (0.50% Cash and 6.00% PIK), 10/31/2024(c)(e)(f)(h)(j)		102	10
Ulker Biskuvi Sanayi AS 6.95%, 10/30/2025(a)		341	232,903
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(d)(f)(h)(j)(k)		425	43

			2,961,005

Energy – 0.8%
Greenko Wind Projects Mauritius Ltd. 5.50%, 04/06/2025(a)		200	175,500
Kosmos Energy Ltd. 7.125%, 04/04/2026(a)		379	310,780
7.50%, 03/01/2028(a)		200	157,000
Leviathan Bond Ltd. 5.75%, 06/30/2023(a)		68	66,908
6.125%, 06/30/2025(a)		754	708,057
Medco Bell Pte Ltd. 6.375%, 01/30/2027(a)		357	282,476
Medco Platinum Road Pte Ltd. 6.75%, 01/30/2025(a)		345	309,918

42 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ReNew Power Pvt Ltd. 5.875%, 03/05/2027(a)	U.S.$	200	$179,100
SierraCol Energy Andina LLC 6.00%, 06/15/2028(a)		578	372,918

			2,562,657

Services – 0.1%
Bidvest Group UK PLC (The) 3.625%, 09/23/2026(a)		377	319,342

Technology – 0.2%
CA Magnum Holdings 5.375%, 10/31/2026(a)		741	618,735

			15,579,636

Financial Institutions – 0.4%
Banking – 0.2%
Akbank TAS 6.80%, 02/06/2026(a)		347	308,570
Bank Tabungan Negara Persero TBK PT 4.20%, 01/23/2025(a)		452	414,760

			723,330

Brokerage – 0.1%
Banco BTG Pactual SA/Cayman Islands 4.50%, 01/10/2025(a)		355	335,763

REITs – 0.1%
China Aoyuan Group Ltd. 5.88%, 03/01/2027(a)(e)(f)		200	12,500
China SCE Group Holdings Ltd. 6.00%, 02/04/2026(a)		228	33,174
Kaisa Group Holdings Ltd. 9.95%, 07/23/2025(a)(e)(f)		200	21,100
Powerlong Real Estate Holdings Ltd. 4.90%, 05/13/2026(a)		200	25,000
Sunac China Holdings Ltd. 5.95%, 04/26/2024(a)(e)(f)		200	26,000
6.50%, 01/26/2026(a)(e)(f)		254	33,020
Times China Holdings Ltd. 5.55%, 06/04/2024(a)		200	31,000
6.75%, 07/08/2025(a)		230	31,050
Yango Justice International Ltd. 7.50%, 02/17/2025(a)(e)(f)		200	10,000
Zhenro Properties Group Ltd. 7.10%, 09/10/2024(a)(e)(f)		200	8,000

			230,844

			1,289,937

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 0.3%
Electric – 0.3%
Cemig Geracao e Transmissao SA 9.25%, 12/05/2024(a)	U.S.$	200	$205,350
India Clean Energy Holdings 4.50%, 04/18/2027(a)		200	144,000
Inkia Energy Ltd. 5.875%, 11/09/2027(a)		206	189,520
Investment Energy Resources Ltd. 6.25%, 04/26/2029(a)		247	210,074
Light Servicos de Eletricidade SA/Light Energia SA 4.375%, 06/18/2026(a)		209	173,209
Terraform Global Operating LP 6.125%, 03/01/2026(h)		108	101,711

			1,023,864

Total Emerging Markets - Corporate Bonds (cost $23,916,523)			17,893,437

MORTGAGE PASS-THROUGHS – 2.2%
Agency Fixed Rate 30-Year – 2.2%
Uniform Mortgage-Backed Security Series 2022 2.00%, 10/01/2052, TBA		6,684	5,408,171
3.00%, 10/01/2052, TBA		1,783	1,550,044

Total Mortgage Pass-Throughs (cost $7,297,966)			6,958,215

EMERGING MARKETS - SOVEREIGNS – 2.1%
Angola – 0.4%
Angolan Government International Bond 9.125%, 11/26/2049(a)		850	567,269
9.50%, 11/12/2025(a)		710	656,750

			1,224,019

Bahrain – 0.3%
Bahrain Government International Bond 7.00%, 10/12/2028(a)		570	543,032
CBB International Sukuk Programme Co. WLL 6.25%, 11/14/2024(a)		305	308,297

			851,329

Brazil – 0.2%
Brazilian Government International Bond 2.875%, 06/06/2025		547	514,727

44 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ecuador – 0.1%
Ecuador Government International Bond 1.50%, 07/31/2040(a)	U.S.$	85	$24,798
2.50%, 07/31/2035(a)		898	295,507
5.50%, 07/31/2030(a)		120	56,187

			376,492

Egypt – 0.1%
Egypt Government International Bond 6.20%, 03/01/2024(a)		380	341,050

Ghana – 0.1%
Ghana Government International Bond 6.375%, 02/11/2027(a)		224	88,480
7.875%, 03/26/2027(a)		801	316,395

			404,875

Ivory Coast – 0.2%
Ivory Coast Government International Bond 6.375%, 03/03/2028(a)		760	673,930

Lebanon – 0.0%
Lebanon Government International Bond 6.10%, 10/04/2022(a)(e)(f)		210	12,246
6.60%, 11/27/2026(a)(e)(f)		51	2,894
6.85%, 03/23/2027(a)(e)(f)		11	621

			15,761

Nigeria – 0.1%
Nigeria Government International Bond 7.625%, 11/28/2047(a)		639	354,645

Oman – 0.1%
Oman Government International Bond 4.875%, 02/01/2025(a)		326	314,590

Pakistan – 0.0%
Pakistan Government International Bond 6.00%, 04/08/2026(a)		343	130,378

Senegal – 0.2%
Senegal Government International Bond 4.75%, 03/13/2028(a)	EUR	499	397,349
6.75%, 03/13/2048(a)	U.S.$	483	297,739

			695,088

South Africa – 0.2%
Republic of South Africa Government International Bond 4.30%, 10/12/2028		208	172,614

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.85%, 09/27/2027	U.S.$	540	$480,870

			653,484

Ukraine – 0.1%
Ukraine Government International Bond 7.75%, 09/01/2025(a)		338	78,585
7.75%, 09/01/2026(a)		384	76,800

			155,385

Total Emerging Markets - Sovereigns (cost $10,002,651)			6,705,753

COLLATERALIZED LOAN OBLIGATIONS – 2.1%
CLO - Floating Rate – 2.1%
Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 4.74% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(b)		644	587,167
Balboa Bay Loan Funding Ltd. Series 2020-1A, Class DR 5.86% (LIBOR 3 Month + 3.15%), 01/20/2032(a)(b)		250	218,593
Crown Point CLO 11 Ltd. Series 2021-11A, Class D 6.34% (LIBOR 3 Month + 3.60%), 01/17/2034(a)(b)		250	224,291
Dryden 78 CLO Ltd. Series 2020-78A, Class C 4.69% (LIBOR 3 Month + 1.95%), 04/17/2033(a)(b)		250	228,787
Series 2020-78A, Class D 5.74% (LIBOR 3 Month + 3.00%), 04/17/2033(a)(b)		443	391,923
Dryden 98 CLO Ltd. Series 2022-98A, Class E 7.304% (SOFR + 6.40%), 04/20/2035(a)(b)		250	204,875
Elevation CLO Ltd. Series 2020-11A, Class C 4.712% (LIBOR 3 Month + 2.20%), 04/15/2033(a)(b)		250	222,140
Series 2020-11A, Class D1 6.362% (LIBOR 3 Month + 3.85%), 04/15/2033(a)(b)		282	242,567
Elmwood CLO VII Ltd. Series 2020-4A, Class D 6.34% (LIBOR 3 Month + 3.60%), 01/17/2034(a)(b)		300	276,941

46 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Flatiron CLO 21 Ltd. Series 2021-1A, Class D 5.638% (LIBOR 3 Month + 2.90%), 07/19/2034(a)(b)	U.S.$	375	$333,802
GoldenTree Loan Opportunities IX Ltd. Series 2014-9A, Class DR2 5.806% (LIBOR 3 Month + 3.00%), 10/29/2029(a)(b)		520	474,960
Greywolf CLO VI Ltd. Series 2018-1A, Class A1 3.796% (LIBOR 3 Month + 1.03%), 04/26/2031(a)(b)		550	536,258
Magnetite XXV Ltd. Series 2020-25A, Class D 6.083% (LIBOR 3 Month + 3.30%), 01/25/2032(a)(b)		250	227,086
Octagon Investment Partners 29 Ltd. Series 2016-1A, Class DR 5.883% (LIBOR 3 Month + 3.10%), 01/24/2033(a)(b)		521	462,378
Palmer Square CLO Ltd. Series 2021-3A, Class D 5.462% (LIBOR 3 Month + 2.95%), 01/15/2035(a)(b)		500	441,527
Rad CLO 7 Ltd. Series 2020-7A, Class C 4.74% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(b)		250	229,870
Regatta XIX Funding Ltd. Series 2022-1A, Class D 4.379% (SOFR + 3.30%), 04/20/2035(a)(b)		377	322,338
Regatta XX Funding Ltd. Series 2021-2A, Class D 5.612% (LIBOR 3 Month + 3.10%), 10/15/2034(a)(b)		250	222,257
Rockford Tower CLO Ltd. Series 2021-2A, Class D 5.96% (LIBOR 3 Month + 3.25%), 07/20/2034(a)(b)		250	214,602
Sound Point CLO XIX Ltd. Series 2018-1A, Class A 3.512% (LIBOR 3 Month + 1.00%), 04/15/2031(a)(b)		550	535,478

Total Collateralized Loan Obligations (cost $7,312,224)			6,597,840

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.1%
Risk Share Floating Rate – 2.1%
Bellemeade Re Ltd. Series 2019-1A, Class M2 5.784% (LIBOR 1 Month + 2.70%), 03/25/2029(a)(b)	U.S.$	185	$183,940
Series 2019-2A, Class M1C 5.084% (LIBOR 1 Month + 2.00%), 04/25/2029(a)(b)		342	339,084
Series 2019-3A, Class M1C 5.034% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(b)		853	842,746
Series 2019-4A, Class M1C 5.584% (LIBOR 1 Month + 2.50%), 10/25/2029(a)(b)		465	463,629
Series 2019-4A, Class M2 5.934% (LIBOR 1 Month + 2.85%), 10/25/2029(a)(b)		884	838,728
Connecticut Avenue Securities Trust
Series 2018-R07, Class 1M2 5.484% (LIBOR 1 Month + 2.40%), 04/25/2031(a)(b)		67	67,014
Series 2019-R01, Class 2M2 5.534% (LIBOR 1 Month + 2.45%), 07/25/2031(a)(b)		66	65,931
Series 2019-R02, Class 1M2 5.384% (LIBOR 1 Month + 2.30%), 08/25/2031(a)(b)		14	14,227
Series 2019-R03, Class 1M2 5.234% (LIBOR 1 Month + 2.15%), 09/25/2031(a)(b)		4	4,292
Series 2019-R06, Class 2M2 5.184% (LIBOR 1 Month + 2.10%), 09/25/2039(a)(b)		18	18,464
Series 2019-R07, Class 1M2 5.184% (LIBOR 1 Month + 2.10%), 10/25/2039(a)(b)		80	80,032
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M3 6.384% (LIBOR 1 Month + 3.30%), 10/25/2027(b)		47	47,170
Series 2019-DNA3, Class M2 5.134% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(b)		63	62,283

48 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2020-DNA1, Class M2 4.784% (LIBOR 1 Month + 1.70%), 01/25/2050(a)(b)	U.S.$	382	$378,334
Series 2020-HQA2, Class M2 6.184% (LIBOR 1 Month + 3.10%), 03/25/2050(a)(b)		37	36,543
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 7.984% (LIBOR 1 Month + 4.90%), 11/25/2024(b)		40	41,385
Series 2015-C03, Class 1M2 8.084% (LIBOR 1 Month + 5.00%), 07/25/2025(b)		138	140,861
Series 2015-C04, Class 1M2 8.784% (LIBOR 1 Month + 5.70%), 04/25/2028(b)		56	58,210
Series 2015-C04, Class 2M2 8.634% (LIBOR 1 Month + 5.55%), 04/25/2028(b)		69	70,617
Series 2016-C01, Class 1M2 9.834% (LIBOR 1 Month + 6.75%), 08/25/2028(b)		128	135,163
Series 2016-C01, Class 2M2 10.034% (LIBOR 1 Month + 6.95%), 08/25/2028(b)		51	52,665
Series 2016-C03, Class 1M2 8.384% (LIBOR 1 Month + 5.30%), 10/25/2028(b)		95	97,279
Series 2017-C02, Class 2B1 8.584% (LIBOR 1 Month + 5.50%), 09/25/2029(b)		415	449,631
Series 2017-C07, Class 2M2 5.584% (LIBOR 1 Month + 2.50%), 05/25/2030(b)		8	8,155
Home Re Ltd. Series 2020-1, Class M2 8.334% (LIBOR 1 Month + 5.25%), 10/25/2030(a)(b)		440	446,896
Oaktown Re III Ltd. Series 2019-1A, Class M2 5.634% (LIBOR 1 Month + 2.55%), 07/25/2029(a)(b)		270	266,022
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 5.863% (LIBOR 1 Month + 2.75%), 05/27/2023(a)(b)		109	104,702

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2020-1R, Class A 5.463% (LIBOR 1 Month + 2.35%), 02/27/2023(b)(h)	U.S.$	123	$116,379
Radnor Re Ltd. Series 2019-1, Class M1B 5.034% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(b)		185	183,203
Series 2020-1, Class M1B 4.534% (LIBOR 1 Month + 1.45%), 01/25/2030(a)(b)		962	950,999

Total Collateralized Mortgage Obligations (cost $6,627,322)			6,564,584

QUASI-SOVEREIGNS – 0.9%
Quasi-Sovereign Bonds – 0.9%
Chile – 0.1%
Corp. Nacional del Cobre de Chile 3.75%, 01/15/2031(a)		200	170,300

Indonesia – 0.1%
Indonesia Asahan Aluminium Persero PT 5.45%, 05/15/2030(a)		371	328,868

Malaysia – 0.1%
Petronas Capital Ltd. 3.50%, 04/21/2030(a)		221	199,536

Mexico – 0.4%
Comision Federal de Electricidad 4.688%, 05/15/2029(a)		381	317,492
Petroleos Mexicanos 6.49%, 01/23/2027		1,127	938,904
6.75%, 09/21/2047		191	106,005
6.95%, 01/28/2060		58	31,895

			1,394,296

Oman – 0.2%
Lamar Funding Ltd. 3.958%, 05/07/2025(a)		631	584,779

Ukraine – 0.0%
State Agency of Roads of Ukraine 6.25%, 06/24/2030(h)		653	114,193

Total Quasi-Sovereigns (cost $3,810,070)			2,791,972

50 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.6%
Non-Agency Fixed Rate CMBS – 0.3%
CD Mortgage Trust Series 2016-CD1, Class XA 1.503%, 08/10/2049(l)	U.S.$	3,816	$145,798
Citigroup Commercial Mortgage Trust Series 2017-C4, Class XA 1.224%, 10/12/2050(l)		2,926	101,330
Commercial Mortgage Trust Series 2012-CR3, Class D 4.894%, 10/15/2045(a)		100	77,987
GS Mortgage Securities Trust Series 2011-GC5, Class C 5.302%, 08/10/2044(a)		210	173,825
Series 2011-GC5, Class D 5.302%, 08/10/2044(a)		236	100,186
JPMBB Commercial Mortgage Securities Trust Series 2014-C24, Class C 4.53%, 11/15/2047		225	192,830
UBS Commercial Mortgage Trust Series 2012-C1, Class D 6.66%, 05/10/2045(a)		20	17,826
Wells Fargo Commercial Mortgage Trust Series 2016-LC24, Class XA 1.753%, 10/15/2049(l)		2,256	109,327
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class E 4.987%, 06/15/2044(a)		25	19,741

			938,850

Non-Agency Floating Rate CMBS – 0.3%
BFLD Trust Series 2019-DPLO, Class E 5.058% (LIBOR 1 Month + 2.24%), 10/15/2034(a)(b)		160	150,789
Series 2021-FPM, Class A 4.418% (LIBOR 1 Month + 1.60%), 06/15/2038(a)(b)		690	665,413

			816,202

Total Commercial Mortgage-Backed Securities (cost $2,036,529)			1,755,052

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN BONDS – 0.2%
Colombia – 0.1%
Colombia Government International Bond 8.125%, 05/21/2024	U.S.$	370	$377,238

Saudi Arabia – 0.1%
Saudi Government International Bond 2.90%, 10/22/2025(a)		404	381,275

Total Governments - Sovereign Bonds (cost $800,857)			758,513

		Shares
COMMON STOCKS – 0.2%
Energy – 0.1%
Oil, Gas & Consumable Fuels – 0.1%
Civitas Resources, Inc.		3,453	198,168
Denbury, Inc.(f)		1,216	104,892
Nordic Aviation Capital AS(d)(f)		6,250	125,000

			428,060

Consumer Discretionary – 0.1%
Leisure Products – 0.1%
Carlson Travel, Inc.(f)		24,836	206,958

Total Common Stocks (cost $937,793)			635,018

		Principal Amount (000)
ASSET-BACKED SECURITIES – 0.1%
Other ABS – Fixed Rate – 0.1%
Marlette Funding Trust Series 2018-4A, Class C 4.91%, 12/15/2028(a)	U.S.$	150	149,941
Series 2019-2A, Class C 4.11%, 07/16/2029(a)		121	119,954

Total Asset-Backed Securities (cost $273,482)			269,895

		Shares
PREFERRED STOCKS – 0.0%
Industrial – 0.0%
Energy – 0.0%
Gulfport Energy Corp 10.00%(d)(f) (cost $10,176)		14	84,000

52 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 4.4%
Investment Companies – 3.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.58%(m)(n)(o) (cost $9,965,243)		9,965,243	$9,965,243

		Principal Amount (000)
U.S. Treasury Bills – 1.3%
U.S. Treasury Bill Zero Coupon, 10/13/2022 (cost $4,188,798)	U.S.$	4,192	4,188,779

Total Short-Term Investments (cost $14,154,041)			14,154,022

Total Investments – 100.8% (cost $371,537,944)			320,304,011
Other assets less liabilities – (0.8)%			(2,387,626)

Net Assets – 100.0%			$317,916,385

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	11	December 2022	$1,182,586	$(41,069)

Sold Contracts
Euro-BOBL Futures	24	December 2022	2,816,664	82,537
U.S. T-Note 10 Yr (CBT) Futures	117	December 2022	13,111,313	616,510

				$657,978

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	EUR	42,551	USD	41,104	12/08/2022	$(791,044)
Bank of America, NA	USD	523	EUR	536	12/08/2022	4,354
Morgan Stanley Capital Services, Inc.	GBP	2,426	USD	2,886	11/17/2022	175,067
State Street Bank & Trust Co.	EUR	171	USD	167	11/09/2022	(1,335)
State Street Bank & Trust Co.	USD	478	EUR	494	11/09/2022	7,754
State Street Bank & Trust Co.	USD	347	EUR	354	12/08/2022	2,144

						$(603,060)

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 53

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 39, 5 Year Index, 12/20/2027*	5.00%	Quarterly	6.06%	USD 16,580	$(656,379)	$(634,959)	$(21,420)

*	Termination date

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BB Series 6, 05/11/2063*	(5.00)%	Monthly	7.50%	USD	1,472	$589,214	$661,218	$(72,004)
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 05/11/2063*	(5.00)	Monthly	7.50	USD	410	164,263	47,531	116,732
Goldman Sachs International
CDX-CMBX.NA.BB Series 6, 05/11/2063*	(5.00)	Monthly	7.50	USD	904	361,985	106,025	255,960

Sale Contracts
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	226	(50,710)	(14,045)	(36,665)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	755	(169,355)	(48,154)	(121,201)
Goldman Sachs International
Avis Budget Group, Inc., 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	2.01	USD	200	7,374	4,910	2,464
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	635	(254,302)	(75,083)	(179,219)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	636	(254,606)	(73,210)	(181,396)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	780	(312,180)	(85,459)	(226,721)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	33	(7,405)	(2,049)	(5,356)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	425	(95,302)	(27,874)	(67,428)
JPMorgan Securities, LLC
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	64	(25,552)	(11,753)	(13,799)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	96	(38,328)	(17,519)	(20,809)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	597	(239,093)	(107,026)	(132,067)

						$(323,997)	$357,512	$(681,509)

54 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

*	Termination date

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $192,262,751 or 60.5% of net assets.

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2022.

(c)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2022.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Defaulted.

(f)	Non-income producing security.

(g)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(h)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.17% of net assets as of September 30, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
ABN AMRO Bank NV 7.75%, 05/15/2023	03/21/2018	$203,992	$202,292	0.06%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 5.463%, 02/27/2023	02/11/2020	122,670	116,379	0.04%
State Agency of Roads of Ukraine 6.25%, 06/24/2030	06/17/2021	653,000	114,193	0.04%
Terraform Global Operating LP 6.125%, 03/01/2026	01/10/2019	108,698	101,711	0.03%
Tonon Luxembourg SA 6.50%, 10/31/2024	07/24/2015	210,163	10	0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	03/15/2013	425,000	43	0.00%

(i)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at September 30, 2022.

(j)	Fair valued by the Adviser.

(k)	Defaulted matured security.

(l)	IO – Interest Only.

(m)	Affiliated investments.

(n)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(o)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

EUR – Euro

GBP – Great British Pound

USD – United States Dollar

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 55

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

EURIBOR – Euro Interbank Offered Rate

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

TBA – To Be Announced

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

September 30, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $361,572,701)	$310,338,768
Affiliated issuers (cost $9,965,243)	9,965,243
Cash	474,734
Cash collateral due from broker	3,235,662
Foreign currencies, at value (cost $75,778)	75,699
Unaffiliated interest and dividends receivable	4,092,622
Receivable for capital stock sold	1,246,550
Market value on credit default swaps (net premiums paid $819,684)	1,122,836
Unrealized appreciation on forward currency exchange contracts	189,319
Receivable for investment securities sold	108,947
Receivable for variation margin on futures	12,637
Affiliated dividends receivable	9,458

Total assets	330,872,475

Liabilities
Payable for investment securities purchased	8,671,951
Market value on credit default swaps (net premiums paid $462,172)	1,446,833
Cash collateral due to broker	988,000
Unrealized depreciation on forward currency exchange contracts	792,379
Payable for capital stock redeemed	402,477
Dividends payable	224,556
Advisory fee payable	121,538
Foreign capital gains tax payable	23,928
Administrative fee payable	22,776
Distribution fee payable	11,897
Payable for variation margin on centrally cleared swaps	10,879
Transfer Agent fee payable	4,296
Directors’ fees payable	63
Accrued expenses	234,517

Total liabilities	12,956,090

Net Assets	$317,916,385

Composition of Net Assets
Capital stock, at par	$36,403
Additional paid-in capital	382,133,533
Accumulated loss	(64,253,551)

Net Assets	$317,916,385

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$27,200,762	3,110,076	$8.75	*

C	$7,334,929	839,204	$8.74

Advisor	$283,354,888	32,451,015	$8.73

R	$8,778	1,004	$8.74

K	$8,779	1,004	$8.74

I	$8,249	943	$8.75

*	The maximum offering price per share for Class A shares was $9.14 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 57

STATEMENT OF OPERATIONS

Year Ended September 30, 2022

Investment Income
Interest	$16,050,727
Dividends
Affiliated issuers	30,255
Unaffiliated issuers	18,821
Other income	11,773	$16,111,576

Expenses
Advisory fee (see Note B)	1,897,929
Distribution fee—Class A	75,653
Distribution fee—Class C	86,114
Distribution fee—Class R	49
Distribution fee—Class K	24
Transfer agency—Class A	13,531
Transfer agency—Class C	3,851
Transfer agency—Advisor Class	137,359
Transfer agency—Class R	6
Transfer agency—Class K	5
Transfer agency—Class I	2
Audit and tax	140,996
Custody and accounting	114,473
Administrative	88,208
Registration fees	75,272
Printing	39,986
Legal	35,220
Directors’ fees	22,141
Miscellaneous	20,864

Total expenses	2,751,683
Less: expenses waived and reimbursed by the Distributor (see Note C)	(73)
Less: expenses waived and reimbursed by the Adviser (see Note B)	(180,870)

Net expenses		2,570,740

Net investment income		13,540,836

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		(3,298,255)
Forward currency exchange contracts		304,436
Futures		(1,621,117)
Swaps		(219,280)
Foreign currency transactions		8,567,782
Net change in unrealized appreciation/depreciation of:
Investments(b)		(59,942,560)
Forward currency exchange contracts		(1,230,988)
Futures		874,848
Swaps		128,334
Foreign currency denominated assets and liabilities		(55,765)

Net loss on investment and foreign currency transactions		(56,492,565)

Net Decrease in Net Assets from Operations		$(42,951,729)

(a)	Net of foreign realized capital gains taxes of $10,721.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $14,855.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$13,540,836	$12,251,104
Net realized gain on investment and foreign currency transactions	3,733,566	1,503,617
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(60,226,131)	11,700,029

Net increase (decrease) in net assets from operations	(42,951,729)	25,454,750
Distributions to Shareholders
Class A	(1,232,008)	(1,047,641)
Class C	(285,616)	(332,663)
Advisor Class	(13,279,989)	(11,989,769)
Class R	(415)	(374)
Class K	(416)	(400)
Class I	(396)	(399)
Capital Stock Transactions
Net increase (decrease)	(289,283)	72,275,585

Total increase (decrease)	(58,039,852)	84,359,089
Net Assets
Beginning of period	375,956,237	291,597,148

End of period	$317,916,385	$375,956,237

See notes to financial statements.

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 59

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Limited Duration High Income Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class 2 shares are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the

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NOTES TO FINANCIAL STATEMENTS (continued)

“Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor

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NOTES TO FINANCIAL STATEMENTS (continued)

inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and

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NOTES TO FINANCIAL STATEMENTS (continued)

any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2022:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates - Non-Investment Grade	$	– 0	–	$144,337,224		$294,068		$144,631,292
Corporates - Investment Grade		– 0	–	58,471,712		– 0	–	58,471,712
Governments - Treasuries		– 0	–	29,307,844		– 0	–	29,307,844
Bank Loans		– 0	–	21,267,530		1,457,332		22,724,862
Emerging Markets - Corporate Bonds		– 0	–	17,893,394		43		17,893,437
Mortgage Pass-Throughs		– 0	–	6,958,215		– 0	–	6,958,215
Emerging Markets - Sovereigns		– 0	–	6,705,753		– 0	–	6,705,753
Collateralized Loan Obligations		– 0	–	6,597,840		– 0	–	6,597,840
Collateralized Mortgage Obligations		– 0	–	6,564,584		– 0	–	6,564,584
Quasi-Sovereigns		– 0	–	2,791,972		– 0	–	2,791,972
Commercial Mortgage-Backed Securities		– 0	–	1,755,052		– 0	–	1,755,052
Governments - Sovereign Bonds		– 0	–	758,513		– 0	–	758,513
Common Stocks		303,060		206,958		125,000		635,018
Asset-Backed Securities		– 0	–	269,895		– 0	–	269,895
Preferred Stocks		– 0	–	– 0	–	84,000		84,000
Short-Term Investments:
Investment Companies		9,965,243		– 0	–	– 0	–	9,965,243
U.S. Treasury Bills		– 0	–	4,188,779		– 0	–	4,188,779

Total Investments in Securities		10,268,303		308,075,265		1,960,443		320,304,011

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2			Level 3			Total
Other Financial Instruments(a):
Assets:
Futures	$699,047		$	– 0	–	$	– 0	–	$699,047	(b)
Forward Currency Exchange Contracts	– 0	–		189,319			– 0	–	189,319
Credit Default Swaps	– 0	–		1,122,836			– 0	–	1,122,836
Liabilities:
Futures	(41,069)			– 0	–		– 0	–	(41,069	)(b)
Forward Currency Exchange Contracts	– 0	–		(792,379)			– 0	–	(792,379)
Centrally Cleared Credit Default Swaps	– 0	–		(656,379)			– 0	–	(656,379	)(b)
Credit Default Swaps	– 0	–		(1,446,833)			– 0	–	(1,446,833)

Total	$10,926,281			$306,491,829			$1,960,443		$319,378,553

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Foreign Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from

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those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .50% of the next $2.5 billion and .45% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .95%, 1.70%, .70%, 1.20%, .95% and .70% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Expense Caps may not be terminated before January 31, 2023. For the year ended September 30, 2022, such reimbursements/waivers amounted to $173,132.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 2022, the reimbursement for such services amounted to $88,208.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $50,598 for the year ended September 30, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,879 from the sale of Class A shares and received $23,951 and $4,429 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended September 30, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual

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advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended September 30, 2022, such waiver amounted to $7,738.

A summary of the Fund’s transactions in AB mutual funds for the year ended September 30, 2022 is as follows:

Fund	Market Value 9/30/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 9/30/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$27,812	$151,207	$169,054	$9,965	$30

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. As of September 1, 2021, with respect to Class R and Class K shares, payments to the Distributor are voluntarily being limited to 0% and 0% of the average daily net assets attributable to Class R and Class K shares. For the year ended September 30, 2022, such waivers amounted to $49 and $24, respectively. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $308,461, $0 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution

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and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2022 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$92,595,090	$92,279,347
U.S. government securities	139,134,025	115,023,557

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$371,985,631

Gross unrealized appreciation	$2,344,604
Gross unrealized depreciation	(53,875,951)

Net unrealized depreciation	$(51,531,347)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

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At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2022, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from

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the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended September 30, 2022, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the

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statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum

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Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2022, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial

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instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$699,047	*	Receivable/Payable for variation margin on futures	$41,069	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	21,420	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	189,319		Unrealized depreciation on forward currency exchange contracts	792,379

Credit contracts	Market value on credit default swaps	1,122,836		Market value on credit default swaps	1,446,833

Total		$2,011,202			$2,301,701

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,621,117)	$874,848

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	304,436	(1,230,988)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(219,280)	128,334

Total		$(1,535,961)	$(227,806)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended September 30, 2022:

Futures:
Average notional amount of buy contracts	$16,685,682	(a)
Average notional amount of sale contracts	$6,593,954
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,865,946	(b)
Average principal amount of sale contracts	$42,567,222
Credit Default Swaps:
Average notional amount of buy contracts	$3,364,651
Average notional amount of sale contracts	$5,755,543
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$15,185,485	(a)

(a)	Positions were open for eleven months during the year.

(b)	Positions were open for ten months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of September 30, 2022. Exchange-traded

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derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$4,354	$(4,354)		$	– 0	–	$	– 0	–	$	– 0	–
Citigroup Global Markets, Inc.	589,214	– 0	–		(589,214)			– 0	–		– 0	–
Credit Suisse International	164,263	– 0	–		(164,263)			– 0	–		– 0	–
Goldman Sachs International	369,359	(369,359)			– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services, Inc.	175,067	– 0	–		– 0	–		– 0	–		175,067
State Street Bank & Trust Co.	9,898	(1,335)			– 0	–		– 0	–		8,563

Total	$1,312,155	$(375,048)			$(753,477)		$	– 0	–		$183,630	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$791,044	$(4,354)		$	– 0	–	$	– 0	–	$786,690
Deutsche Bank AG	220,065	– 0	–		(220,065)			– 0	–	– 0	–
Goldman Sachs International	923,795	(369,359)			(554,436)			– 0	–	– 0	–
JPMorgan Securities, LLC	302,973	– 0	–		(302,973)			– 0	–	– 0	–
State Street Bank & Trust Co.	1,335	(1,335)			– 0	–		– 0	–	– 0	–

Total	$2,239,212	$(375,048)			$(1,077,474)		$	– 0	–	$786,690	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund

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may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021

Class A
Shares sold	1,505,730	893,518	$14,461,974	$9,253,412

Shares issued in reinvestment of dividends	68,950	60,199	660,087	621,073

Shares converted from Class C	136,847	209,731	1,333,170	2,170,300

Shares redeemed	(1,602,317)	(614,678)	(15,264,485)	(6,350,266)

Net increase	109,210	548,770	$1,190,746	$5,694,519

Class C
Shares sold	311,783	217,495	$3,002,479	$2,247,519

Shares issued in reinvestment of dividends	17,002	17,760	162,712	182,997

Shares converted to Class A	(136,928)	(209,821)	(1,333,170)	(2,170,300)

Shares redeemed	(322,216)	(172,841)	(3,091,319)	(1,781,657)

Net decrease	(130,359)	(147,407)	$(1,259,298)	$(1,521,441)

Advisor Class
Shares sold	15,420,420	14,257,102	$148,828,268	$147,259,359

Shares issued in reinvestment of dividends	951,360	873,224	9,090,428	8,996,889

Shares redeemed	(16,289,709)	(8,542,476)	(158,139,427)	(88,153,741)

Net increase (decrease)	82,071	6,587,850	$(220,731)	$68,102,507

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There were no transactions in capital shares for Class R, Class K and Class I for the year ended September 30, 2022.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond, currency and commodity markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer, guarantor or counterparty may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

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NOTES TO FINANCIAL STATEMENTS (continued)

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory and other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Loan Participations and Assignments Risk—When the Fund purchases loan participations and assignments, it is subject to the credit risk associated with the underlying corporate borrower. In addition, the lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

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NOTES TO FINANCIAL STATEMENTS (continued)

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

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NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2022.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2022 and September 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$14,798,840	$13,371,246

Total taxable distributions paid	$14,798,840	$13,371,246

As of September 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$7,984,352
Accumulated capital and other losses	(20,131,967	)(a)
Unrealized appreciation/(depreciation)	(51,589,278	)(b)

Total accumulated earnings/(deficit)	$(63,736,893	)(c)

(a)	As of September 30, 2022, the Fund had a net capital loss carryforward of $20,131,967.

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NOTES TO FINANCIAL STATEMENTS (continued)

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)The

differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2022, the Fund had a net short-term capital loss carryforward of $10,705,869 and a net long-term capital loss carryforward of $9,426,098, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended September 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.36	$ 9.95	$ 10.36	$ 10.24	$ 10.40

Income From Investment Operations

Net investment income(a)(b)	.36	.36	.37	.39	.38

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.57)	.45	(.33)	.16	(.16)

Net increase (decrease) in net asset value from operations	(1.21)	.81	.04	.55	.22

Less: Dividends and Distributions

Dividends from net investment income	(.40)	(.40)	(.45)	(.43)	(.36)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.40)	(.40)	(.45)	(.43)	(.38)

Net asset value, end of period	$ 8.75	$ 10.36	$ 9.95	$ 10.36	$ 10.24

Total Return

Total investment return based on net asset value(c)	(11.98)%	8.23%	.54%	5.54%	2.23%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$27,201	$31,087	$24,393	$19,487	$17,897

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	.95%	.95%	.95%	.95%	.95%

Expenses, before waivers/reimbursements(d)‡	1.00%	1.02%	1.04%	1.05%	1.05%

Net investment income(b)	3.71%	3.52%	3.71%	3.85%	3.69%

Portfolio turnover rate	62%	57%	60%	37%	39%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.01%	.01%

See footnote summary on page 89.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended September 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.35	$ 9.94	$ 10.35	$ 10.23	$ 10.40

Income From Investment Operations

Net investment income(a)(b)	.29	.29	.29	.32	.30

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.58)	.44	(.32)	.16	(.16)

Net increase (decrease) in net asset value from operations	(1.29)	.73	(.03)	.48	.14

Less: Dividends and Distributions

Dividends from net investment income	(.32)	(.32)	(.38)	(.36)	(.30)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.32)	(.32)	(.38)	(.36)	(.31)

Net asset value, end of period	$ 8.74	$ 10.35	$ 9.94	$ 10.35	$ 10.23

Total Return

Total investment return based on net asset value(c)	(12.66)%	7.43%	(.21)%	4.76%	1.37%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,335	$10,038	$11,105	$17,617	$21,412

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	1.70%	1.70%	1.70%	1.70%	1.70%

Expenses, before waivers/reimbursements(d)‡	1.75%	1.77%	1.79%	1.80%	1.80%

Net investment income(b)	2.95%	2.78%	2.96%	3.11%	2.95%

Portfolio turnover rate	62%	57%	60%	37%	39%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.01%	.01%

See footnote summary on page 89.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended September 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.34	$ 9.93	$ 10.35	$ 10.22	$ 10.39

Income From Investment Operations

Net investment income(a)(b)	.38	.39	.39	.42	.41

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.57)	.45	(.33)	.17	(.17)

Net increase (decrease) in net asset value from operations	(1.19)	.84	.06	.59	.24

Less: Dividends and Distributions

Dividends from net investment income	(.42)	(.43)	(.48)	(.46)	(.39)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.42)	(.43)	(.48)	(.46)	(.41)

Net asset value, end of period	$ 8.73	$ 10.34	$ 9.93	$ 10.35	$ 10.22

Total Return

Total investment return based on net asset value(c)	(11.78)%	8.52%	.70%	5.91%	2.38%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$283,354	$334,801	$256,070	$238,350	$225,703

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	.70%	.70%	.70%	.70%	.69%

Expenses, before waivers/reimbursements(d)‡	.75%	.77%	.79%	.80%	.80%

Net investment income(b)	3.97%	3.77%	3.97%	4.10%	3.94%

Portfolio turnover rate	62%	57%	60%	37%	39%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.01%	.01%

See footnote summary on page 89.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended September 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.36	$ 9.94	$ 10.36	$ 10.23	$ 10.40

Income From Investment Operations

Net investment income(a)(b)	.39	.35	.35	.37	.35

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.60)	.44	(.34)	.17	(.16)

Net increase (decrease) in net asset value from operations	(1.21)	.79	.01	.54	.19

Less: Dividends and Distributions

Dividends from net investment income	(.41)	(.37)	(.43)	(.41)	(.34)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.41)	(.37)	(.43)	(.41)	(.36)

Net asset value, end of period	$ 8.74	$ 10.36	$ 9.94	$ 10.36	$ 10.23

Total Return

Total investment return based on net asset value(c)	(11.92)%	8.05%	.21%	5.39%	1.87%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9	$10	$10	$10	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	.77%	1.20%	1.20%	1.20%	1.20%

Expenses, before waivers/reimbursements(d)‡	1.28%	1.24%	1.30%	1.31%	1.32%

Net investment income(b)	3.98%	3.37%	3.49%	3.63%	3.43%

Portfolio turnover rate	62%	57%	60%	37%	39%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.01%	.01%

See footnote summary on page 89.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended September 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.36	$ 9.95	$ 10.36	$ 10.23	$ 10.40

Income From Investment Operations

Net investment income(a)(b)	.39	.37	.37	.40	.38

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.59)	.44	(.32)	.16	(.17)

Net increase (decrease) in net asset value from operations	(1.20)	.81	.05	.56	.21

Less: Dividends and Distributions

Dividends from net investment income	(.42)	(.40)	(.46)	(.43)	(.36)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.42)	(.40)	(.46)	(.43)	(.38)

Net asset value, end of period	$ 8.74	$ 10.36	$ 9.95	$ 10.36	$ 10.23

Total Return

Total investment return based on net asset value(c)	(11.91)%	8.22%	.56%	5.65%	2.12%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9	$10	$10	$10	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	.76%	.95%	.95%	.95%	.95%

Expenses, before waivers/reimbursements(d)‡	1.01%	1.00%	1.04%	1.04%	1.06%

Net investment income(b)	4.00%	3.62%	3.74%	3.87%	3.67%

Portfolio turnover rate	62%	57%	60%	37%	39%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.01%	.01%

See footnote summary on page 89.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended September 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.36	$ 9.95	$ 10.36	$ 10.24	$ 10.40

Income From Investment Operations

Net investment income(a)(b)	.39	.40	.39	.42	.40

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.58)	.43	(.32)	.16	(.15)

Net increase (decrease) in net asset value from operations	(1.19)	.83	.07	.58	.25

Less: Dividends and Distributions

Dividends from net investment income	(.42)	(.42)	(.48)	(.46)	(.39)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.42)	(.42)	(.48)	(.46)	(.41)

Net asset value, end of period	$ 8.75	$ 10.36	$ 9.95	$ 10.36	$ 10.24

Total Return

Total investment return based on net asset value(c)	(11.76)%	8.47%	.80%	5.80%	2.47%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8	$10	$9	$10	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	.70%	.70%	.70%	.70%	.70%

Expenses, before waivers/reimbursements(d)‡	.72%	.72%	.75%	.76%	.77%

Net investment income(b)	4.05%	3.85%	3.96%	4.10%	3.93%

Portfolio turnover rate	62%	57%	60%	37%	39%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.01%	.01%

See footnote summary on page 89.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended September 30, 2019 and September 30, 2018, such waiver amounted to .01% and .01%, respectively.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Limited Duration High Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Limited Duration High Income Portfolio (the “Fund”) (one of the series constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting AB Bond Fund, Inc.) at September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

November 23, 2022

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2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended September 30, 2022. For foreign shareholders, 33.55% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Gershon M. Distenfeld(2), Vice President William Smith(2), Vice President Robert Schwartz(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and
Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by its Limited Duration High Income Investment Team.
Messrs. Distenfeld and Smith and Schwartz are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in 2021, he spent over 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, He co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 81 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 70 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

*

The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department - Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Funds’ Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualification to serve as a Director, which led to the conclusion that each Director should serve as a Director of the Fund.

#	Mr. Erzan is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Funds due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s officers is listed below.

NAME, ADDRESS,* AND AGE	POSITIONS HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Ezan, 46	President and Chief Executive Officer	See biography above.

Gershon M. Distenfeld, 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also co-Head of Fixed-Income.

William Smith, 35	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also a Director of US High Yield Credit.

Robert Schwartz, 50	Vice President	Senior Vice President of the Adviser, with which he has been associated since prior to 2017.

Emilie D. Wrapp, 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2017.

Michael B. Reyes, 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo, 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke, 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto, 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Limited Duration High Income Portfolio (the “Fund”) at a meeting held by video conference on November 2-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to,

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benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total rate of compensation was equal to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some

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cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the

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Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

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AB LIMITED DURATION HIGH INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

LDHI-0151-0922

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Limited Duration High Income	2021	$111,484	$—	$34,604
	2022	$117,058	$—	$23,787

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Limited Duration High Income	2021	$1,109,744	$34,604
			$—
			$(34,604)
	2022	$1,956,245	$23,787
			$—
			$(23,787)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: November 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: November 29, 2022

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: November 29, 2022